UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VERINT SYSTEMS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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330 South Service Road
Melville, New York 11747

May 14, 2013

Dear Verint Systems Inc. Stockholder:
You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Verint Systems Inc., which will be held on Tuesday, June 25, 2013, at 11:00 A.M. Eastern Time at the Hilton Garden Inn, 1575 Round Swamp Road, Plainview, New York 11803.
All holders of record of Verint Systems Inc. common stock as of May 2, 2013 are entitled to vote at the 2013 Annual Meeting.
Attached is our Notice of Annual Meeting of Stockholders and our Proxy Statement. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the meeting. Also enclosed is our Annual Report on Form 10-K for the year ended January 31, 2013 and your proxy card. We encourage you to read the Form 10-K, which includes information on our operations, products and services, as well as our audited financial statements.
Whether or not you plan to attend the meeting, we encourage you to vote. After reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please promptly submit your proxy. If you are the registered holder of your shares, then we invite you to utilize the convenience of Internet voting at the website indicated on the enclosed proxy card. Alternatively, you can vote by telephone or complete, sign, date and promptly return via mail the enclosed proxy card. If you hold your shares in “street name” through a bank, broker, or other nominee, please follow the specific instructions you receive from your bank, broker, or other nominee to vote your shares.
On behalf of the Board of Directors, I would like to express our appreciation for your continued support of Verint.

Sincerely,

Dan Bodner
President and Chief Executive Officer

Verint Systems Inc.
330 South Service Road
Melville, New York 11747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 25, 2013

The 2013 Annual Meeting of Stockholders of Verint Systems Inc. (“Verint”), a Delaware corporation, will be held on Tuesday, June 25, 2013, at 11:00 A.M. Eastern Time at the Hilton Garden Inn, 1575 Round Swamp Road, Plainview, New York 11803 (the “2013 Annual Meeting”) for the following purposes:

(1)	To elect members of the Verint board of directors to serve for the following year and until their successors are duly elected and qualified;

(2)	To ratify the appointment of Deloitte & Touche LLP as Verint’s independent registered public accountants for the year ending January 31, 2014; and

(3)	To transact such other business as may properly come before the 2013 Annual Meeting or any adjournment or postponement thereof.
The board of directors has fixed the close of business on May 2, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2013 Annual Meeting or any adjournment or postponement thereof.
A list of stockholders entitled to vote at the 2013 Annual Meeting will be available for examination by any stockholder, for any purpose concerning the meeting, during normal business hours at our principal executive offices, located at 330 South Service Road, Melville, New York 11747, during the ten days preceding the 2013 Annual Meeting.

By Order of the Board of Directors,

Jonathan Kohl
Corporate Secretary

May 14, 2013

YOUR VOTE IS IMPORTANT. IF YOU ARE THE REGISTERED HOLDER OF YOUR SHARES, THEN YOU MAY VOTE YOUR SHARES ELECTRONICALLY VIA THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. IF YOU HOLD YOUR SHARES IN “STREET NAME” THROUGH A BANK, BROKER, OR OTHER NOMINEE, PLEASE FOLLOW THE SPECIFIC INSTRUCTIONS YOU RECEIVE FROM YOUR BANK, BROKER, OR OTHER NOMINEE TO VOTE YOUR SHARES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 25, 2013: THE PROXY MATERIALS, INCLUDING THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 31, 2013, ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

i

Verint Systems Inc.
330 South Service Road
Melville, New York 11747

PROXY STATEMENT
The enclosed proxy is solicited on behalf of Verint's board of directors in connection with our Annual Meeting of Stockholders (the “2013 Annual Meeting”) to be held on Tuesday, June 25, 2013, at 11:00 a.m. Eastern Time or any adjournment or postponement of this meeting. The 2013 Annual Meeting will be held at the Hilton Garden Inn, 1575 Round Swamp Road, Plainview, New York 11803. Directions to the 2013 Annual Meeting can be found at the back of this proxy statement. Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide electronic access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our record and beneficial stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials electronically by email on an ongoing basis. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of printing proxy materials. We intend to mail the Notice and make available via the Internet this proxy statement, the accompanying proxy card and our previously filed Annual Report on Form 10-K for the year ended January 31, 2013 to each stockholder entitled to vote at our 2013 Annual Meeting on or about May 14, 2013.

QUESTIONS AND ANSWERS ABOUT THE 2013 ANNUAL MEETING
Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the 2013 Annual Meeting.

Questions Relating to Proxy Materials
Q: Why am I receiving these materials?
A: The board of directors is providing these proxy materials to you in connection with its solicitation of your proxy to vote at the 2013 Annual Meeting because you were a holder of Verint Systems Inc. common stock as of the close of business on May 2, 2013 (the “Record Date”) and are entitled to vote at the 2013 Annual Meeting. As of the Record Date, there were 52,687,543 shares of our common stock outstanding. This proxy statement summarizes the information you need to know to vote on the proposals expected to be presented at the 2013 Annual Meeting.
Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of printed paper proxy materials?
A: We are permitted to furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K for the year ended January 31, 2013, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. Any request to receive proxy materials by mail or email will remain in effect until you revoke it.

Q: Why did I receive printed paper proxy materials in the mail instead of a Notice regarding the Internet availability of proxy materials?
A: We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions for voting using the Internet that are provided with your proxy materials and on your proxy card or voting instruction card and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. Alternatively, you can go to https://enroll.icsdelivery.com/vrnt and enroll for Internet delivery of annual meeting and proxy voting materials.
Q: What does it mean if I receive more than one Notice, proxy or voting instruction card?
A: It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy and voting instruction cards you receive.
Questions Relating to Voting
Q: What are the proposals and the voting recommendations of the board of directors?
A: The board of directors recommends the following votes on each of the proposals:

•	FOR each of the director nominees (Proposal No. 1); and

•	FOR ratification of the appointment of Deloitte & Touche LLP as Verint’s independent registered public accounting firm for the year ending January 31, 2014 (Proposal No. 2).
Q: How many votes do I have?
A: Each share of common stock that you owned at the close of business on the Record Date is entitled to one vote. These shares include:

•	shares held directly in your name as the “stockholder of record”; and

•	shares held for you as the beneficial owner through a broker, bank, or other nominee in “street name”.
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Most of our stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered the stockholder of record, and the Notice is being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the 2013 Annual Meeting.

•
Beneficial Owner: If your shares are held in a stock brokerage account, by a bank, or other nominee, you are considered the beneficial owner of shares held in street name, and the Notice is being forwarded to you by your broker, bank, or their nominee. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares as described below and are also invited to attend the 2013 Annual Meeting. Since you are not the stockholder of record, however, you may not vote these shares in person at the 2013 Annual Meeting without a legal proxy from the record holder (your broker, bank, or other nominee). You may vote shares beneficially held by you as set out in the voting instruction card you receive from your broker, bank, or other nominee.

Q: How do I vote?
A: If you hold shares as the stockholder of record, you may come to the 2013 Annual Meeting and cast your vote there, however, if you are a beneficial owner and you wish to vote at the 2013 Annual Meeting, you must bring a valid photo ID and a legal proxy from the record holder of your shares (your broker, bank, or other nominee) indicating that you were the beneficial owner of the shares on the Record Date.
You may also direct how your shares are voted without attending the annual meeting in one of the following ways:

•
Internet. If you hold shares as the stockholder of record, you can submit a proxy over the Internet to vote those shares at the 2013 Annual Meeting by accessing the website shown on your proxy card and following the instructions provided. If you are a beneficial owner of shares, your broker, bank or other nominee may also permit you to provide instructions electronically over the Internet to direct how those shares are voted at the 2013 Annual Meeting. Please follow the instructions provided by your broker, bank or other nominee with respect to the voting instruction card.

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Telephone. If you hold shares as the stockholder of record, you can submit a proxy over the telephone to vote those shares at the annual meeting by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. If you are a beneficial owner of shares, your broker, bank or other nominee may also permit you to provide instructions by telephone to direct how those shares are voted at the 2013 Annual Meeting. Please follow the instructions provided by your broker, bank or other nominee with respect to the voting instruction card.

•
Mail. You may submit a proxy or voting instructions by mail to vote your shares at the 2013 Annual Meeting. Please mark, date, sign and return the proxy card or voting instruction card enclosed with the proxy materials you received.

Q: Can I vote my shares by filling out and returning the Notice?
A: No. The Notice identifies the items to be voted on at the 2013 Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet and how to request paper copies of the proxy materials. It is not the same as a proxy card from us or a voting instruction card from your broker, bank, or other nominee.
Q: Can I change my vote or revoke my proxy?
A: Yes, if you are a stockholder of record, you can change your vote or revoke your proxy at any time before the 2013 Annual Meeting by:

•	notifying our Corporate Secretary in writing before the 2013 Annual Meeting that you have revoked your proxy;

•	signing and delivering a later dated proxy to our Corporate Secretary;

•	voting by using the Internet or the telephone (your latest Internet or telephone proxy is counted); or

•	voting in person at the 2013 Annual Meeting.
Any such written notice or later dated proxy must be received by our Corporate Secretary at our principal executive offices before 11:59 p.m. on June 24, 2013, if you are notifying us in writing, or before the vote at the 2013 Annual Meeting, if you are attending the 2013 Annual Meeting in person.
If you are a beneficial owner, you may submit new voting instructions only by contacting your bank, broker, or other nominee.
Q: What will happen if I do not instruct my bank, broker, or other nominee how to vote?
A: If you are a beneficial owner and you do not instruct your bank, broker, or other nominee how to vote, your bank, broker, or other nominee may vote your shares at its discretion on routine matters but not on non-routine matters. The ratification of the independent registered public accounting firm (Proposal No. 2) is the only routine matter being presented at the 2013 Annual Meeting. Thus, if you do not otherwise instruct your broker, the broker may vote your shares “FOR” Proposal No. 2.
Conversely, the other proposal being presented at the 2013 Annual Meeting is a non-routine matter, and banks, brokers, and other nominees cannot vote on this matter without instructions from the beneficial owner. Without your voting instructions on this matter, a “broker non-vote” will occur. Shares held by brokers and banks that do not have discretionary authority to vote uninstructed shares on non-routine matters are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved a particular matter, but will be counted in determining whether a quorum is present at the 2013 Annual Meeting. See “How are votes counted” below for more information.
Q: Who are the proxies and what do they do?
A: The persons named as proxies in the proxy materials, Dan Bodner, our Chief Executive Officer, Douglas Robinson, our Chief Financial Officer, and Peter Fante, our Chief Legal Officer and Chief Compliance Officer, were designated by the board of directors to vote the shares of holders who are not able or not eligible to vote their shares in person at the 2013 annual meeting, based on valid proxies received by us.
Q: How are votes counted?
A: The shares represented by all valid proxies received will be voted in the manner specified on the proxies. If you are a stockholder of record and you sign, date, and return your proxy card without making specific choices, the persons named as proxies above will vote your shares in accordance with the recommendations of the board of directors. If you are a beneficial holder, your bank, broker, or other nominee must vote for you, and as noted above, if you do not provide specific voting instructions, your bank, broker, or other nominee will only be able to vote on your behalf on routine matters. As a result, you are urged to specify your voting instructions by marking the appropriate boxes on the enclosed proxy card or on your voting instruction card, as applicable.

Q: Will any other matters be voted on?
A: We are not aware of any other matters that will be brought before the stockholders for a vote at the 2013 Annual Meeting. If any other matter is properly brought before the meeting, your proxy will authorize your appointed proxies to vote for you on such matters using their discretion.
Q: How many shares must be present to hold the 2013 Annual Meeting?
A: Holders of a majority of the issued and outstanding shares of our common stock as of the Record Date must be represented in person or by proxy at the 2013 Annual Meeting in order to conduct business. This is called a quorum. If you vote, your shares will be part of the quorum. Abstentions, “withhold” votes, and broker non-votes also will be counted in determining whether a quorum exists.
Q: What vote is required to approve each proposal?
A: So long as there is a quorum, the voting requirement for each of the proposals is as follows:

•
Election of Directors - the election of directors will be made by a plurality of votes cast at the 2013 Annual Meeting. That means the seven nominees receiving the highest number of votes will be elected. This is not considered a routine matter and brokers may not vote without instructions from the stockholder. Because directors need only be elected by a plurality of the vote, abstentions, broker non-votes, and withheld votes will not affect whether a particular nominee has received sufficient votes to be elected.

•
Ratification of independent registered public accountants - the proposal for the ratification of the appointment of Deloitte & Touche LLP as Verint’s independent registered public accountants for the year ending January 31, 2014 will be approved by the vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. This is considered a routine matter on which brokers may vote if no instructions are provided by the stockholder, however, abstentions will count as votes against the proposal.

Q: Where can I find the voting results of the meeting?
A: The preliminary voting results will be announced at the meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the SEC within four business days after the meeting. If our final voting results are not available within four business days after the meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.
Q: Who is paying the costs of soliciting these proxies?
A: The expense of this solicitation, including the cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, proxy card and proxy statement, will be borne by us. In addition to the solicitation of proxies by use of the mails, some of our officers and regular employees, without extra remuneration, may solicit proxies personally, by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy cards and proxy materials to their principals, and we may reimburse them for their expenses in forwarding these materials.
Q: What do I need to do to attend the 2013 Annual Meeting?
A: You are entitled to attend the 2013 Annual Meeting only if you were a stockholder of record or a beneficial owner of our shares as of the close of business on May 2, 2013. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, bank or nominee, and you wish to attend the meeting, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to May 2, 2013, a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership. If you are not a stockholder of record, note that you will not be able to vote your shares at the meeting unless you have a proxy from your broker. If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the 2013 Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
All of our directors are elected at each annual meeting to serve until their successors are duly elected and qualified or their earlier death, resignation, or removal. The board of directors has nominated the persons named below, each of whom is presently serving on our board of directors, for election as directors. As of the date of this proxy statement, the board of directors consists of seven directors and two vacancies. Proxies cannot be voted for a greater number of persons than the number of nominees named below.
Each of the nominees was recommended for reelection by the corporate governance & nominating committee and has been approved by the board of directors. Each of the nominees has consented to serve for the new term if elected. If any nominee becomes unavailable to serve for any reason before the election, which is not anticipated, your proxy authorizes us to vote for another person nominated by the board of directors. The election of directors will be made by a plurality of votes cast at the 2013 Annual Meeting. That means the seven nominees receiving the highest number of votes will be elected. This is not considered a routine matter and brokers may not vote without instructions from the stockholder. Because directors need only be elected by a plurality of the vote, abstentions, broker non-votes, and withheld votes will not affect whether a particular nominee has received sufficient votes to be elected.
As described in detail below, our nominees have considerable professional and business experience. The recommendation of our board of directors is based on its carefully considered judgment that the experience, record, and qualifications of our nominees make them well qualified to serve on our board of directors. The board of directors believes that each of the nominees listed brings strong skills and extensive experience to the board of directors, giving the board of directors as a group the appropriate skills to exercise its oversight responsibilities.

Name	Age	Director Since	Position(s)

Dan Bodner	54	1994	President, Chief Executive Officer, Corporate Officer, and Director
Victor DeMarines	76	2002	Chairman of the Board
John Egan	55	2012	Director
Larry Myers	74	2003	Director
Richard Nottenburg	59	2013	Director
Howard Safir	71	2002	Director
Earl Shanks	56	2012	Director
Dan Bodner serves as our President, Chief Executive Officer, a director, and Corporate Officer. Mr. Bodner has served as our President and/or Chief Executive Officer and as a director since February 1994. From 1991 to 1998, Mr. Bodner also served as President and Chief Executive Officer of Comverse Government Systems Corp., a former affiliate of ours. Prior to such positions, from 1987 to 1991, Mr. Bodner held various management positions at Comverse Technology, Inc. ("CTI"). The board of directors has concluded that Mr. Bodner’s position as our Chief Executive Officer, his intimate knowledge of our operations, assets, customers, growth strategies, and competitors, his expertise in software development, intelligence, and security, his knowledge of the technology and software industries, and his extensive management experience give him the qualifications and skills to serve as a director.
Victor DeMarines has served as a director since May 2002 and as Chairman of the Board since February 2013. In May 2000, Mr. DeMarines retired from his position as President and Chief Executive Officer of MITRE Corporation, a nonprofit organization, which provides security solutions for the computer systems of the Department of Defense, the Federal Aviation Administration, the Department of Homeland Security, the Internal Revenue Service, and several organizations in the U.S. intelligence community. Mr. DeMarines served in this capacity with MITRE Corporation beginning in 1995, and since retiring, served as a director until 2010. He presently serves as a consultant to MITRE Corporation and serves on its Homeland Security and Army Advisory Boards. Mr. DeMarines currently also serves as a director of NetScout Systems, Inc., a provider of network performance solutions (“NetScout”). He serves on the NetScout audit and governance committees and is Chairman of the NetScout finance committee. Mr. DeMarines served as a Presidential Executive with the Department of Transportation and is a Lieutenant in the U.S. Air Force. The board of directors has concluded that Mr. DeMarines’ financial and business expertise, including his diversified background of managing a security-based company, serving as a chief executive officer, and serving as a director of a public technology company, give him the qualifications and skills to serve as Chairman of the Board.
John Egan has served as a director since August 2012. Mr. Egan has been a managing partner and general partner of Egan-Managed Capital, a venture capital firm, since October 1998. From January 1997 to December 1998, Mr. Egan served as the

Executive Vice President, Products and Offerings of EMC Corporation (“EMC”) and from September 1992 to July 1996 he served as Executive Vice President, Sales and Marketing of EMC. From 1986 to 1992, Mr. Egan held various executive roles with EMC, including Executive Vice President, Operations, and Executive Vice President, International Sales. Mr. Egan has served as a director of (i) EMC since May 1992, (ii) VMWare Inc. since May 2007, where he is currently the Chairman of the Mergers and Acquisitions Committee, (iii) NetScout since September 2001, where he is currently Lead Director, a member of the Audit Committee and a member of the Nominating and Governance Committee, and (iv) Progress Software Corporation since October 2011. We believe Mr. Egan's financial and business expertise, including a diversified background of managing and serving as a director of several public technology companies and expertise in mergers and acquisitions, give him the qualifications and skills to serve as a director.
Larry Myers has served as a director since August 2003. Since November 1999, Mr. Myers has been retired from his position as Senior Vice President, Chief Financial Officer, and Treasurer of MITRE Corporation, a nonprofit organization that provides security solutions for the computer systems of the Department of Defense, the Federal Aviation Administration, the Department of Homeland Security, the Internal Revenue Service, and several organizations in the U.S. intelligence community. Mr. Myers served in this capacity with MITRE Corporation beginning in 1991. Prior to that, Mr. Myers served as Controller for Fairchild Industries, Inc. The board of directors has concluded that Mr. Myers’ financial and business expertise, including his background of managing a security-based company, and his deep financial expertise in serving as a chief financial officer give him the qualifications and skills to serve as a director.
Richard Nottenburg has served as a director since February 2013, having previously served as a director of Verint from July 2011 to November 2011. Dr. Nottenburg, an investor in early stage technology companies and a business consultant, served as President and Chief Executive Officer and a member of the board of directors of Sonus Networks, Inc. from June 2008 through October 2010. From July 2004 until May 2008, Dr. Nottenburg was an officer with Motorola, Inc., ultimately serving as its Executive Vice President, Chief Strategy Officer and Chief Technology Officer. Dr. Nottenburg is currently a member of the boards of directors of PMC Sierra, Inc. (where he is also a member of the audit committee) and Aeroflex Corporation. He was a member of the board of directors of CTI from November 2006 to November 2011. The board of directors has concluded that Dr. Nottenburg's financial and business expertise, including his diversified background of managing technology companies, serving as a chief executive officer, and serving as a director of public technology companies, give him the qualifications and skills to serve as a director.
Howard Safir has served as a director since May 2002. Since July 2010, Mr. Safir has served as Chairman and Chief Executive Officer of VRI Technologies LLC, a security consulting and law enforcement integrator. From December 2001 until June 2010, Mr. Safir served as the Chairman and Chief Executive Officer of SafirRosetti, a provider of security and investigation services and a wholly owned subsidiary of Global Options Group Inc. Mr. Safir served as the Vice Chairman of Global Options Group Inc. from its May 2005 acquisition of SafirRosetti until June 2010. He served as Chief Executive Officer of Bode Technology, also a wholly owned subsidiary of Global Options Group Inc., from February 2007 to June 2010. Mr. Safir also currently serves as a director of Implant Sciences Corporation, an explosives device detection company, and LexisNexis Special Services, Inc., a leading provider of information and technology solutions to governments. During his career, Mr. Safir served as the 39th Police Commissioner of the City of New York, as Associate Director for Operations, U.S. Marshals Service, and as Assistant Director of the Drug Enforcement Administration. Mr. Safir was awarded the Ellis Island Medal of Honor among other citations and awards. The board of directors has concluded that Mr. Safir’s extensive law enforcement background and his financial and business expertise, including a diversified background of managing and serving as a director of public technology and security-based companies and serving as a chief executive officer, give him the qualifications and skills to serve as a director.
Earl Shanks has served as a director since July 2012.  Mr. Shanks served as the Chief Financial Officer at Convergys Corporation, a global leader in relationship management solutions and a major provider of outsourced business services from November 2003 until August 2012.  From July 1996 to November 2003, Mr. Shanks held various financial leadership roles with NCR Corporation, ultimately serving as the Chief Financial Officer from September 2001 to November 2003 where he oversaw treasury, finance, real estate, tax, and six business unit finance teams.  Mr. Shanks also served as Chairman of the board of directors of NCR Japan, a publicly traded corporation, from 1998 to 2001.  From 1991 to 1996, Mr. Shanks served as the Vice President and Treasurer of Farley Industries, a private equity firm, and Fruit of the Loom Inc., an apparel manufacturer.  From 1983 to 1991, he served in various tax leadership roles at Farley Industries and Fruit of the Loom Inc. The board of directors has concluded that Mr. Shanks’ financial and business expertise, including his deep financial expertise serving as a chief financial officer of a public company, give him the qualifications and skills to serve as a director.
For stockholders of record, if no voting specification is made on a properly returned or voted proxy card, the person or persons voting your shares pursuant to instructions by proxy card will vote FOR this proposal.
The board of directors unanimously recommends that you vote “FOR” the nominees named above.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS
The audit committee has appointed Deloitte & Touche LLP to act as Verint’s independent registered public accountants for the year ending January 31, 2014. The audit committee has directed that such appointment be submitted to our stockholders for ratification at the 2013 Annual Meeting. Deloitte & Touche LLP was Verint’s firm of independent registered public accountants for the year ended January 31, 2013.
Stockholder ratification of the appointment of Deloitte & Touche LLP as Verint’s independent registered public accountants is not required. The audit committee, however, is submitting the appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the audit committee will reconsider whether or not to retain Deloitte & Touche LLP or another firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different accounting firm at any time during the year ending January 31, 2014 if the audit committee determines that such a change would be in our best interests and in the best interests of our stockholders.
Representatives of Deloitte & Touche LLP are expected to be present at the 2013 Annual Meeting and will have an opportunity to make a statement, if they so desire. They will also be available to respond to appropriate questions.
The proposal for the ratification of the appointment of Deloitte & Touche LLP as Verint’s independent registered public accountants for the year ending January 31, 2014 will be approved by the vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. This is considered a routine matter on which brokers may vote if no instructions are provided by the stockholder, however, abstentions will count as votes against the proposal.
For stockholders of record, if no voting specification is made on a properly returned or voted proxy card, the person or persons voting your shares pursuant to instructions by proxy card will vote FOR this proposal.
The board of directors unanimously recommends that you vote “FOR” Proposal No. 2.

OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2013 Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, the person or persons voting your shares pursuant to instructions by proxy card will vote your shares in accordance with the policies of Verint and will use their discretion accordingly. The chairman of the 2013 Annual Meeting may refuse to allow presentation of a proposal or a nominee for the board of directors if the proposal or nominee was not properly submitted.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
All of our employees, including our executive officers, are required to comply with our Code of Conduct. Additionally, our Chief Executive Officer, Chief Financial Officer, and senior officers must comply with our Code of Business Conduct and Ethics for Senior Officers. The purpose of these corporate policies is to ensure to the greatest possible extent that our business is conducted in a consistently legal and ethical manner. The text of the Code of Conduct and the Code of Business Conduct and Ethics for Senior Officers is available on our website at http://www.verint.com/About/investor-relations/corporate-governance/corporate-governance-policies. We intend to disclose on our website any amendment to, or waiver from, a provision of our policies as required by law.
Board Leadership Structure and Role in Risk Oversight
The board of directors believes that the person who holds the position of our Chief Executive Officer should also serve as one of our directors. We currently separate the roles of Chief Executive Officer and Chairman of the Board which reflects our belief, at this time, that our stockholders' interests are best served by the day-to-day management direction of the company under Mr. Bodner, as President and Chief Executive Officer, and the experience and perspective brought to the board of directors by our Chairman, Mr. DeMarines. As directors continue to have more oversight responsibility than ever before, we believe it is beneficial to have a Chairman or a lead director whose sole focus is leading the board, allowing our Chief Executive Officer to focus on running the company. In addition, our Chief Executive Officer is most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy, while our Chairman, with over eleven years of experience on our board, provides guidance to the Chief Executive Officer, presides over meetings of the full board of directors, and brings a depth of varied financial and business experience, including managing a security-based company and serving as a director of a public technology company. We believe that separating the roles of Chief Executive Officer and Chairman, or the designation of a lead director, helps create an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of our board of directors to monitor whether management's actions are in the best interests of Verint and its stockholders. We believe our Chief Executive Officer and our Chairman have a good working relationship. The board annually reviews its structure and processes to assess whether changes in facts and circumstances or the company's needs require changes to this structure or these processes.
The board of directors, as a whole, and in particular the audit committee of the board of directors, has an active role in overseeing management of our risks. The board of directors believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the board of directors or relevant committees, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making.
The board of directors and its committees regularly receive information regarding our financial position, capital structure, operations, strategy, compensation, compliance, and risk management from senior management. During its review of such information, the board of directors and its committees discuss, review, and analyze risks associated with each area, as applicable.

•	The compensation committee discusses, reviews, and analyzes risks associated with our compensation plans and arrangements. See “Compensation Discussion and Analysis” for additional information.

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The audit committee oversees management of financial and compliance risks, including with respect to financial reporting, credit and liquidity, information security, compliance, potential conflicts of interest, and related party transactions, and the entire board of directors is regularly informed through audit committee reports about such risks.

•	The corporate governance & nominating committee oversees risks associated with our overall governance practices, our board of directors leadership structure, and management succession planning.
Under the oversight of the board of directors and its committee, we have also implemented programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase shareholder value. For example, we have implemented an enterprise risk assessment to identify, assess, govern, and manage risks and a quarterly survey process which seeks to ensure that material information about our operations, finances, and compliance activities are effectively conveyed to senior management on a timely basis.

Director Independence
As required by the NASDAQ Global Select Market's (“NASDAQ”) listing standards, a majority of the members of our board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The board of directors evaluates the independence of its members at least annually and at other appropriate times (e.g., in connection with a change in employment status or other significant status changes) when a change in circumstances could potentially impact the independence or effectiveness of one of our directors.
After review of all relevant transactions and relationships between each director, any of their family members, Verint, our executive officers and our independent registered public accounting firm, the board of directors has affirmatively determined that a majority of our current board is comprised of independent directors. The board of directors has determined that Messrs. DeMarines, Egan, Myers, Nottenburg, Safir and Shanks are “independent” for purposes of NASDAQ's governance listing standards (specifically, NASDAQ Listing Rule 5605(a)(2)). The remaining member of our current board of directors, Mr. Bodner, does not satisfy these “independence” definitions because he is an executive officer.
For the year ended January 31, 2013, because CTI held more than 50% of the voting power for the election of our directors, we relied on the “controlled company” exemption (within the meaning of relevant NASDAQ Listing Rule 5615(c)). As a result, we were exempt from certain NASDAQ Listing Rules that would otherwise have required us to have a majority independent board and fully independent standing nominating and compensation committees. As a result of their affiliation with CTI, the board of directors did not find that any of Paul Baker, Susan Bowick, John Bunyan, Charles Burdick, Augustus Oliver, Theodore Schell, Shefali Shah and Mark Terrell, each of whom served on our board of directors during the year, satisfied NASDAQ's “independence” definitions.
As previously disclosed, on August 12, 2012, we entered into an agreement and plan of merger with CTI (the “CTI Merger Agreement”), pursuant to which CTI would merge with and into a wholly owned subsidiary of Verint (the "CTI Merger"). On February 4, 2013, we completed the CTI Merger, eliminating CTI's majority ownership and control of us and establishing us as a fully independent public company. Upon the completion of the CTI Merger on February 4, 2013, we ceased to qualify for the “controlled company” exemption under the NASDAQ Listing Rules and each of the then remaining non-independent directors designated by CTI, Mr. Oliver, Ms. Shah and Mr. Terrell, resigned from our board of directors.
Director Compensation
Director Compensation for the Year Ended January 31, 2013
The following table summarizes the cash and equity compensation earned by each member of the board of directors during the year ended January 31, 2013 for service as a director.

Name		Fees Earned or Paid in Cash	Stock Awards		Option Awards	Total
		(1)	(2)		(2)
Baker, Paul	(3),(4)	$—	$—		$—	$—
Bodner, Dan		—	—		—	—
Bowick, Susan	(3),(8)	—	—		—	—
Bunyan, John	(3),(4)	—	—		—	—
Burdick, Charles	(3),(4)	—	—		—	—
DeMarines, Victor		172,592	153,887	(11)	—	326,479
Egan, John	(9)	28,227	63,886	(12)	—	92,113
Myers, Larry		149,000	153,887	(11)	—	302,887
Oliver, Augustus	(3),(5),(10)		—		—	—
Safir, Howard		156,000	153,887	(11)	—	309,887
Schell, Theodore	(3),(5),(6)	—	—		—	—
Shah, Shefali	(3),(10)	—	—		—	—
Shanks, Earl	(7)	36,386	77,962	(12)	—	114,348
Terrell, Mark	(3),(5),(10)	—	—		—	—
(1) Represents amount earned for board of directors service during the year indicated regardless of the year of payment.

(2) Reflects the aggregate grant date fair value computed in accordance with applicable accounting standards.
(3) Non-independent, CTI designated director.
(4) Resigned from the board of directors on March 18, 2012 in connection with CTI's decision to change its designees to our board of directors.
(5) Appointed to the board of directors on March 18, 2012 in connection with CTI's decision to change its designees to our board of directors.
(6) Resigned from the board of directors on July 10, 2012.
(7) Appointed to the board of directors on July 10, 2012.
(8) Resigned from the board of directors on August 16, 2012.
(9) Appointed to the board of directors on August 16, 2012.
(10) Resigned from the board of directors on February 4, 2013 upon the completion of the CTI Merger.
(11) On April 26, 2012, each of Messrs. DeMarines, Myers, and Safir received an award of 5,029 RSUs in respect of service on the board of directors for the year ended January 31, 2013, which awards vest on June 21, 2013. The grant date fair value of these awards is based on the $30.60 closing price of our common stock on April 26, 2012.
(12) On August 30, 2012, Messrs. Egan and Shanks received awards of 2,233 and 2,725 RSUs, respectively, in respect of their partial year of service on the board of directors for the year ended January 31, 2013, which awards vest on June 21, 2013. The grant date fair value of these awards is based on the $28.61 closing price of our common stock on August 30, 2012.
The following table summarizes the aggregate number of unvested stock options and unvested shares of restricted stock or restricted stock units held by each member of our board of directors (granted for service as a director) as of January 31, 2013.

Name	Unvested Options	Unvested Stock Awards

Baker, Paul	—	—
Bodner, Dan	—	—
Bowick, Susan	—	—
Bunyan, John	—	—
Burdick, Charles	—	—
DeMarines, Victor	—	5,029
Egan, John	—	2,233
Myers, Larry	—	5,029
Oliver, Augustus	—	—
Safir, Howard	—	5,029
Schell, Theodore	—	—
Shah, Shefali	—	—
Shanks, Earl	—	2,725
Terrell, Mark	—	—
Non-Independent Directors
For the year ended January 31, 2013, our non-independent directors, including certain CTI designees and employee directors, did not receive any cash or equity compensation for serving on the board of directors or any committee of the board of directors. Mr. Burdick had previously received a pro-rated grant of RSUs during the year ended January 31, 2012, however this award was forfeited by Mr. Burdick in connection with his resignation from our board of directors on March 18, 2012. Mr. Bodner has not been separately compensated for his service on the board of directors.
Independent Directors
The board of directors is responsible for establishing independent director compensation arrangements based on recommendations from the compensation committee. These compensation arrangements are designed to provide competitive compensation necessary to attract and retain high quality independent directors. The compensation committee annually reviews our independent director compensation arrangements based on market studies or trends and from time to time engages an independent compensation consultant to prepare a customized peer group analysis. For the year ended January 31, 2013, Towers Watson was engaged to provide a director compensation benchmarking analysis. On the basis of this analysis, our independent director compensation package was revised for the year ended January 31, 2013 to increase the value of the annual director equity award, to increase the chairmanship fees, and to institute committee membership fees, in each case, in order to increase the competitiveness of our director compensation package relative to our peers.
The following summarizes the compensation package for our independent directors for the year ended January 31, 2013:

•	An annual equity grant with grant date value of $140,000, subject to one-year vesting;

•	$50,000 annual cash retainer;

•	No per-meeting fees; and

•	Annual board and committee chairmanship and membership fees as set forth below:

	Committee Membership Fee	Chairmanship Fee (paid in lieu of membership fee for committee chairman)
Board of Directors	N/A	$25,000
Audit Committee	$15,000	$27,000
Compensation Committee	$10,000	$20,000
Corporate Governance & Nominating Committee	$6,000	$12,500
Stock Option Committee	$2,000	$5,000
Because the foregoing fees are only paid to our independent directors, chairmanship fees were not paid at any time that a non-independent, CTI designated director served as chairman of the board of directors or of the committee in question.
The stock option committee was dissolved in connection with the closing of the CTI Merger on February 4, 2013, shortly after the conclusion of the year ended January 31, 2013. On March 15, 2013, the board of directors increased the chairmanship fee for the chairman of the board from $25,000 to $40,000, retroactive to February 1, 2013.
On January 19, 2012, the Verint board of directors established a special committee comprised of Messrs. DeMarines, Myers, and Safir to evaluate and to engage in discussions and/or negotiations with CTI with respect to any potential transaction involving Verint and CTI. The special committee subsequently negotiated the terms of the CTI Merger on behalf of Verint. Each of Messrs. Myers and Safir was paid $70,000 for their service on the special committee during the year ended January 31, 2013. Mr. DeMarines, who acted as chairman of the committee, was paid $85,000 for his service on the committee during such year. These fees were established based on the board's review of the fees paid to other special committees in a selection of transactions having similar characteristics to the CTI Merger. These fees are included in the “Director Compensation for the Year Ended January 31, 2013” table above. In March 2013, following the closing of the CTI Merger, the board of directors awarded each of Messrs. DeMarines, Myers, and Safir a $25,000 special bonus for their service on the special committee, in light of the benefits to Verint of ceasing to be a controlled company and the extraordinary effort undertaken by the special committee in reaching this milestone. This bonus payment is not included in the table above as it was awarded and paid after the conclusion of the year ended January 31, 2013.
Other Director Compensation Information
All directors (whether or not independent) are eligible to be reimbursed for their out-of-pocket expenses in attending meetings of the board of directors or of committees of the board of directors.
Our board of directors has adopted stock ownership guidelines for our executive officers and non-employee directors who are compensated by us for their services. Our directors are also subject to our insider trading policy and an additional policy restricting hedging and pledging transactions. See “—Compensation Discussion and Analysis—Stock Ownership Guidelines and Other Policies.”
Board Attendance
The board of directors held fifteen meetings during the year ended January 31, 2013. During that period, each incumbent director attended over 75% of the meetings of the board of directors and the committees on which he or she served that were held during his or her tenure as director. As a general matter, all directors are encouraged to attend our Annual Meeting of Stockholders. Our last Annual Meeting of Stockholders was on June 15, 2012. At that meeting, eight of nine directors then serving on our board of directors were present, either in person or telephonically. All of our board members are expected to attend the 2013 Annual Meeting. Our independent directors hold executive sessions outside the presence of management regularly.
Communication with the Board of Directors
Stockholders and other parties interested in communicating directly with our board of directors, a board committee, or with an individual director may do so by sending an email to boardofdirectors@verint.com or writing to such group or persons at:
Verint Systems Inc.
330 South Service Road
Melville, New York 11747
Attention: Corporate Secretary
Communications should specify the addressee(s) and the general topic of the communication. Our Corporate Secretary will review and sort communications before forwarding them to the addressee(s). Concerns relating to accounting or auditing matters or possible violations of our Code of Conduct or our Code of Business Conduct and Ethics for Senior Officers should be reported pursuant to the procedures outlined in the Code of Conduct and the Code of Business Conduct and Ethics for Senior Officers, as applicable, which are available on our website at http://www.verint.com/About/investor-relations/corporate-governance/corporate-governance-policies.
Committees of the Board of Directors
As of the date of this proxy statement, the board of directors consists of seven directors and has three standing committees to assist it in carrying out its obligations: the corporate governance & nominating committee, the audit committee, and the compensation committee. The stock option committee was dissolved effective February 4, 2013.
Each standing committee has adopted a formal charter that describes in more detail its purpose, organizational structure, and responsibilities. A copy of the committee charters for our corporate governance & nominating committee, audit committee, and compensation committee can be found on our website at http://www.verint.com/About/investor-relations/corporate-governance/corporate-governance-policies. The members of the respective committees satisfy the applicable qualification requirements of the SEC, NASDAQ and the respective charter.
A description of each committee and its membership follows.
Corporate Governance & Nominating Committee
For the year ended January 31, 2013 (through March 18, 2012), our corporate governance & nominating committee consisted of Ms. Shah and Messrs. Burdick (Chair), DeMarines, and Safir. In connection with Mr. Burdick’s departure as a director and Chairman of the Board of Directors on March 18, 2012, he ceased to be a member and Chair of this committee and was replaced as a member and Chair by Mr. Oliver. On August 30, 2012, Mr. Oliver resigned from the committee and Mr. Egan joined and was appointed Chair of this committee. In connection with the consummation of the CTI Merger, effective February 4, 2013, Mr. Oliver and Ms. Shah resigned from the board of directors and ceased to be members of this committee.
The corporate governance & nominating committee met six times during the year ended January 31, 2013.
The corporate governance & nominating committee’s responsibilities are set forth in its charter and include, among other things:

•	responsibility for establishing our corporate governance guidelines;

•	overseeing the board of director’s operations and effectiveness; and

•	identifying, screening, and recommending qualified candidates to serve on the board of directors.
The corporate governance & nominating committee of the board of directors makes recommendations on director nominees to the board of directors and will consider director candidate recommendations from a variety of sources, including director candidates suggested by existing directors and by stockholders, if properly submitted in accordance with the applicable procedures set forth in our by-laws. For a description of the process for nominating directors in accordance with our by-laws, please refer to “Stockholder Proposals for the 2014 Annual Meeting” in this proxy statement. Pursuant to our Corporate Governance Guidelines contained within our Corporate Governance & Nominating Committee Charter, the corporate governance & nominating committee will seek members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with the highest ethical character and that share the values of Verint. The assessment of candidates for the board includes an individual’s independence, as well as consideration of diversity, age, high personal and professional ethical standards, sound business judgment, personal and professional accomplishment, background, and skills in the context of the needs of the board of directors. In connection with its annual review of its charter, the corporate governance & nominating committee assesses the effectiveness of its selection criteria set forth in our Corporate Governance Guidelines. The composition of the current board of directors reflects diversity in business and professional experience, skills, and age among our directors.
Audit Committee
We have a separately designated standing audit committee established as contemplated by Section 10A of the Exchange Act. For the year ended January 31, 2013 (through July 10, 2012), our audit committee consisted of Messrs. Myers (Chair), DeMarines, and Safir. In connection with his appointment to the board of directors on July 10, 2012, Mr. Shanks joined the committee. The audit committee oversees the engagement of our independent registered public accountants, reviews our annual financial statements and the scope of annual audits, and considers matters relating to accounting policies and internal controls.
Each member of the audit committee meets the independence criteria prescribed by applicable regulation and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of applicable NASDAQ listing standards. Each audit committee member meets NASDAQ's financial sophistication requirements, and the board of directors has further determined that Messrs. Myers and Shanks are “audit committee financial experts” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. Stockholders should understand that this designation is an SEC disclosure requirement relating to Mr. Myers' and Mr. Shanks' experience and understanding of certain accounting and auditing matters, which the SEC has stated does not impose on the director so designated any additional duty, obligation, or liability than otherwise is imposed generally by virtue of serving on the audit committee and/or the board of directors.
The audit committee met six times during the year ended January 31, 2013.
The audit committee’s responsibilities are set forth in its charter and include, among other things:

•
assisting the board of directors in its oversight of our compliance with all applicable laws and regulations, which includes oversight of the quality and integrity of our financial reporting, internal controls, and audit functions as well as general risk oversight; and

•	direct and sole responsibility for appointing, retaining, compensating, and monitoring the performance of our independent registered public accounting firm.
A separate report of the audit committee is included in this proxy statement.
Compensation Committee
For the year ended January 31, 2013 (through March 23, 2012), our compensation committee consisted of Ms. Bowick (Chair), Ms. Shah, and Messrs. DeMarines and Safir. On March 23, 2012, Ms. Shah resigned from this committee and was replaced by Mr. Terrell. On August 15, 2012, Ms. Bowick resigned from the board of directors and ceased to be a member and Chair of the committee, and Mr. DeMarines was appointed Chair. In connection with the consummation of the CTI Merger, effective February 4, 2013, (i) Mr. Terrell resigned from the board of directors and ceased to be a member of this committee, (ii) Mr. DeMarines resigned as a member and Chair of this committee, and (iii) Mr. Shanks and Dr. Nottenburg joined this committee, with Dr. Nottenburg being appointed Chair.
The compensation committee met six times during the year ended January 31, 2013.
The compensation committee’s responsibilities are set forth in its charter and include, among other things:

•	approving compensation arrangements for our executive officers; and

•	administering our stock incentive compensation plans and approving all grants of employee equity awards at any time that such duty is not being performed by a stock option committee.
The compensation committee has the authority to retain third-party consultants and independent advisors to discharge these responsibilities. Additional discussion regarding the role of third-party consultants, independent advisors, and our executive officers in determining or recommending the amount or form of executive compensation is included in the “Compensation Discussion and Analysis” section of this proxy statement.
A separate Compensation Committee Report is also included in this proxy statement.

Stock Option Committee
For the year ended January 31, 2013, our stock option committee consisted of Messrs. DeMarines, Myers, and Safir. The stock option committee was responsible for administering our stock incentive compensation plans and approving all grants of stock options and other forms of equity awards based on recommendations from the compensation committee, except that equity grants to non-employee directors were approved by the full board of directors unless the board of directors delegated such authority to the stock option committee following its review. The stock option committee met twice during the year ended January 31, 2013. The stock option committee was dissolved on February 4, 2013 and such responsibilities have been assumed by the compensation committee.
Current Committee Membership
As of the date of this proxy statement, the membership of each of our standing committees is as follows:

Director	Corporate Governance & Nominating Committee	Audit Committee	Compensation Committee
Bodner, Dan
DeMarines, Victor	X	X
Egan, Jack	X (Chair)
Myers, Larry		X (Chair)
Nottenburg, Richard			X (Chair)
Safir, Howard	X	X	X
Shanks, Earl		X	X

EXECUTIVE OFFICERS
The following table sets forth the names, ages, and positions of our executive officers as of the date of this filing:

Name	Age	Position(s)

Dan Bodner	54	President, Chief Executive Officer, Corporate Officer, and Director
Peter Fante	45	Chief Legal Officer, Chief Compliance Officer, and Corporate Officer
Elan Moriah	50	President, Verint Enterprise Intelligence Solutions and Video and Situation Intelligence Solutions and Corporate Officer
David Parcell	59	Managing Director, EMEA and Corporate Officer
Douglas Robinson	57	Chief Financial Officer and Corporate Officer
Meir Sperling	64	Chief Strategy Officer and Corporate Officer (and former President, Verint Communications and Cyber Intelligence Solutions)
Dan Bodner serves as our President, Chief Executive Officer, a director, and Corporate Officer. Mr. Bodner has served as our President and/or Chief Executive Officer and as a director since February 1994. From 1991 to 1998, Mr. Bodner also served as President and Chief Executive Officer of Comverse Government Systems Corp., a former affiliate of ours. Prior to such positions, from 1987 to 1991, Mr. Bodner held various management positions at CTI.
Peter Fante serves as our Chief Legal Officer, Chief Compliance Officer, and Corporate Officer. Mr. Fante was appointed as General Counsel in September 2002 (subsequently retitled as Chief Legal Officer) and Chief Compliance Officer in September 2008. He previously served as our Secretary from September 2005 to January 2011. Prior to joining us, Mr. Fante was an associate at various global law firms including Morrison & Foerster LLP, Shearman & Sterling, and Cadwalader, Wickersham & Taft LLP.
Elan Moriah serves as President of our Verint Enterprise Intelligence Solutions and Verint Video and Situation Intelligence Solutions global business lines and Corporate Officer. Mr. Moriah has served in such capacity since September 2008, having previously served as our President, Americas from May 2004 to August 2008 and as President of our Contact Center division from 2000 to 2004. Prior to joining us, Mr. Moriah held various management positions with Motorola Inc., where he served as Business Development Manager for Europe, Middle East, and Africa, Worldwide Network Services Division and as Vice President of Marketing and Sales of a paging subsidiary. Before then, Mr. Moriah worked for Comet Software Inc., as Vice President of Marketing and Sales and as Operations Manager.
David Parcell serves as our Managing Director, EMEA (Europe, the Middle East, and Africa) and as Corporate Officer. He has served in such capacity since May 2001. Prior to joining us, Mr. Parcell served as Managing Director, EMEA and Corporate Officer for Aspect Software, Inc. from 1997 to 2001. Before then, Mr. Parcell held the positions of Managing Director of Co-Cam and General Manager at Datapoint Ltd., along with senior sales positions with Unisys and Olivetti.
Douglas Robinson serves as our Chief Financial Officer and Corporate Officer. Mr. Robinson has served in such capacity since December 2006. Prior to joining us, Mr. Robinson spent 17 years at CA Technologies (formerly CA, Inc. and Computer Associates International, Inc.), where he held the positions of Senior Vice President, Finance, Americas Division, Corporate Controller, Interim Chief Financial Officer, Chief Financial Officer of CA’s iCan SP subsidiary, and Senior Vice President Investor Relations, among other positions.
Meir Sperling serves as our Chief Strategy Officer and Corporate Officer. Mr. Sperling has served as Chief Strategy Officer since May 1, 2013, having previously served as President of our Verint Communications and Cyber Intelligence Solutions global business line and Corporate Officer from 2000 to April 2013. He also served as President, APAC (Asia Pacific) from 2006 to 2007. Before joining us, Mr. Sperling served as Corporate Vice President of ECI Telecom Ltd. (“ECI”) as General Manager of its Business Systems Division, and Director of several ECI subsidiaries. Before then, Mr. Sperling held various management positions with Tadiran Telecommunications Communications Ltd. as well as with Tadiran Ltd and TEI, a U.S. subsidiary.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes in detail our executive officer compensation program and addresses how we made compensation decisions for the executive officers named below (which officers we refer to as our named executive officers) for the year ended January 31, 2013:

•	Dan Bodner, President and Chief Executive Officer and Corporate Officer

•	Douglas Robinson, Chief Financial Officer and Corporate Officer

•	Elan Moriah, President, Verint Enterprise Intelligence Solutions and Verint Video and Situation Intelligence Solutions and Corporate Officer

•	Meir Sperling, Chief Strategy Officer and Corporate Officer (and former President, Verint Communications and Cyber Intelligence Solutions)

•	David Parcell, Managing Director, EMEA and Corporate Officer

•	Peter Fante, Chief Legal Officer, Chief Compliance Officer, and Corporate Officer
This discussion covers the principles underlying our executive compensation policies and our most important executive compensation decisions for the year ended January 31, 2013, and provides our analysis of these policies and decisions. We have included certain information in this CD&A (and this section generally) for periods subsequent to January 31, 2013 that we believe may be useful for a more complete understanding of our compensation arrangements. While the focus of this discussion is on our compensation arrangements with our named executive officers (who we referred to in this section as our executive officers or just officers), in some cases we also provide information about compensation arrangements with our other executives or our employees generally where we believe it may be useful for providing context for our executive officer compensation arrangements.
Executive Summary
We are a global leader in Actionable Intelligence® solutions and value-added services. Our portfolio of Enterprise Intelligence Solutions™ and Security Intelligence Solutions™ helps organizations Make Big Data Actionable™ through the ability to capture, analyze and act on large volumes of rich, complex, and often underused information sources—such as voice, video, and unstructured text. With Verint solutions and value-added services, organizations of all sizes can make more timely and effective decisions. Today, more than 10,000 organizations in over 150 countries, including over 80 percent of the Fortune 100, count on Verint solutions to improve enterprise performance and make the world a safer place.
The goal of our executive compensation program is to offer a combination of compensation elements to help us attract, retain, and motivate highly qualified executive officers to help us execute our business strategy, achieve our operational and strategic goals, and create shareholder value.
Results for the Year Ended January 31, 2013
Some of our key business and operational results that were reflected in or drove our executive compensation decisions for the year ended January 31, 2013 were:

•	Increase in non-GAAP revenue by more than 6.5% and in GAAP revenue by more than 7%;

•	Increase in non-GAAP operating income by more than 7% and in GAAP operating income by more than 15%;

•	Increase in non-GAAP diluted earnings per share by more than 6.5% and in GAAP diluted earnings per share by more than 70%;

•	Increase in GAAP cash flow from operations by almost 16%; and

•
Negotiation of and entrance into a definitive merger agreement to acquire our former parent company, CTI, which acquisition was completed on February 4, 2013, shortly after the end of the fiscal year, making us a fully-independent public company for the first time in our history.

Pay-for-Performance Results
Based on our review of our business and operational results for the year ended January 31, 2013 compared to our corresponding executive compensation decisions, we believe we successfully operated a "pay for performance" executive compensation program for the year ended January 31, 2013. Specifically, we took the following significant actions or made the following key decisions regarding executive compensation for the year ended January 31, 2013:

•	Increased base salaries by 3%;

•	Based on an assessment that target bonuses were generally positioned below median vis-à-vis the compensation peer group, increased target bonus opportunities by approximately 16% as part of a two-year process of migrating target bonuses towards median levels;

•
Awarded officer bonus payouts ranging from 89.5% to 130% of target based on our financial and operational results, including revenue at 96.9% of our target goal, operating income at 101% of our target goal, and cash flow from operations at 104.9% of our target goal, as well as individual achievements, including the signing of the CTI Merger Agreement and completion of the CTI Merger; and

•	Approved performance equity vesting levels ranging from 83% to 93% of target (by tranche) based on the level of achievement of our revenue and operating income goals described above.
The following discussion should be read together with the information we present in the compensation tables, the footnotes and narratives to those tables, and the related disclosures appearing elsewhere in this proxy statement.
Say-on-Frequency and Say-on-Pay Votes
At our annual meeting of stockholders held on June 16, 2011, our stockholders approved the recommendation of the board of directors that future stockholder advisory votes on executive compensation should occur once every three years (approved by over 75% of the votes cast) and that the compensation of the named executive officers as disclosed in the associated May 2012 proxy statement should be approved (say-on-pay) (approved by over 85% of the votes cast). As a result, our next say-on-pay vote will be held at our 2014 annual meeting of stockholders.
Recent Changes in Executive Compensation Practices
Our compensation committee annually evaluates our compensation practices in light of, among other things, developments in executive compensation and corporate governance, market trends, and competitive factors. As part of this process, beginning with our April 2012 equity grant, we introduced operating income as a second performance goal for officer performance equity awards in order to diversify the goals and incorporate a profitability component into the vesting requirements. Our board of directors and senior management team have recently begun to develop a longer-term business perspective which we expect will serve as the basis for a longer-term performance equity plan in the future.
On February 4, 2013, following a review by our compensation committee and our corporate governance & nominating committee, our board of directors adopted a policy generally precluding us from entering into any new plan, program, agreement, or arrangement providing for a 280G tax gross-up payment with any person or, subject to a limited exception relating to relocations, any other tax gross-up payments with officers.
In order to foster a greater sense of company ownership for employees while reducing the company's cash compensation cost, in September 2011, our board of directors approved a stock bonus program under which eligible employees may receive a portion of their annual or quarterly bonuses (depending on the employee's bonus plan) in the form of discounted shares of our common stock. This program is subject to annual funding approval by our board of directors and an annual cap on the number of shares that can be issued. For the year ending January 31, 2014, the board of directors approved the issuance of up to 150,000 shares of common stock and a discount of 15% for awards under the program. On March 15, 2013, our board of directors authorized officers to participate in the program for the first time, to the extent that shares remain available for awards following the enrollment of all other participants, to encourage our officers to continue to increase their stake in the company as well. Shares issued to officers in respect of the 15% discount will be subject to a one year vesting period.
On April 19, 2013, the compensation committee completed a review of our compensation philosophy in collaboration with its independent compensation consultant, outside counsel, and members of senior management and adopted a revised compensation philosophy effective for the year ended January 31, 2014 and thereafter. The revised compensation philosophy, which appears below, further emphasizes the variability of pay outcomes based on performance:
Our goal is to attract and retain the best talent to lead the company. Our philosophy in setting executive compensation is to provide incentives to our executive officers to achieve outstanding performance results, to outperform our direct competitors, and to optimize shareholder value. To support this philosophy, we set target compensation in a range around median and structure our compensation arrangements so that actual pay outcomes will vary based on the performance achieved. If performance exceeds goals, pay outcomes may be in the third or fourth quartiles, and if performance falls below goals, pay outcomes may be similarly below target. The compensation committee periodically reviews our compensation philosophy and may make adjustments from time to time based on the needs of the organization.
Also on April 19, 2013, the compensation committee, with the approval of the board of directors, made a special grant of equity to our officers and certain other executives (the “Special Grant”) in conjunction with our regular annual equity grant. The officer portion of the Special Grant was 165,000 shares with an aggregate grant date value of approximately $5.4 million. One-third of the Special Grant will vest in equal installments over a three year period and the remaining two-thirds will vest upon the achievement of specified levels of revenue and profitability anytime within a five year period from the date of grant, but subject to a two-quarter sustainability test which may be achieved anytime within a six year period from the date of grant. The primary purposes of the one-time Special Grant were to further incentivize management to bring the company to a new, higher, and sustainable level of revenue-generation and profitability and to reward the successful completion of the CTI Merger by which we became a fully-independent public company for the first time in our history.
On May 13, 2013, our board of directors adopted a policy prohibiting our officers and directors from engaging in hedging or significant pledging transactions in our securities. This policy supplements our existing insider trading policy and our director and officer stock ownership guidelines. A pledge is considered significant if it involves a number of shares equal to or exceeding the lesser of 1/2% of our outstanding equity securities or 10% of the Verint equity securities owned by the officer or director. Any equity securities that are pledged by an officer or director are not eligible to be counted toward such person's satisfaction of our stock ownership guidelines.
Compensation Philosophy and Design
Philosophy and Objectives of Compensation Program
The primary objectives of our executive officer compensation programs are to:

•	attract and retain highly qualified and effective officers by providing a total compensation package that is competitive in the market in which we compete for talent;

•	incentivize our executive officers to execute on our business strategy and our operational and strategic goals and reward the successful achievement of those goals; and

•	align the interests of our officers with those of our stockholders in the creation of shareholder value.
Our executive officer compensation packages have historically been comprised of a mix of base salary, annual cash bonus, and annual equity grant, plus limited perquisites. We believe this relatively simple mix of compensation elements allows us to successfully achieve the foregoing compensation objectives, however, as noted above, the compensation committee periodically re-evaluates our compensation philosophy, objectives, and tools and has recently begun introducing some new elements into our executive compensation program.
We believe a significant portion of each officer's compensation should be “at-risk” by being tied to the performance of our business or our stock price. We implement this belief through the use of performance-based bonuses and performance-vested equity, for which payment or vesting is directly dependent on performance, as well as through the use of equity-based compensation generally, such as stock options, restricted stock, or restricted stock units (“RSUs”), the value of which depends on our stock price. We believe that equity-based compensation that is subject to vesting based on continued employment is also an effective tool for retaining our officers, aligning their interests with those of our stockholders, and for building long-term commitment to the company. As further discussed below, our officers and directors are also subject to stock ownership guidelines.
Roles and Responsibilities in Determining Executive Compensation
The compensation committee establishes our officer compensation packages and determines cash payout and performance equity vesting levels for performance-based compensation after the conclusion of each performance period. The compensation committee also administers our equity compensation plans and oversees our employee compensation programs generally, including our long-term incentive programs and any special compensation initiatives. Prior to the closing of the CTI Merger on February 4, 2013, administration of our equity compensation plans and approval of all equity awards (other than to non-employee directors for service on our board of directors, which is the responsibility of the board of directors) was the responsibility of the stock option committee, which was comprised solely of independent directors. The stock option committee worked closely with the compensation committee and often held joint meetings. Following the closing of the CTI Merger, the compensation committee became fully independent, assumed the stock option committee's responsibilities, and the stock option committee was dissolved. As a result, some of the equity-related actions noted below as being taken by the compensation committee were inclusive of the recommendation or approval of the stock option committee to the extent such actions occurred prior to February 4, 2013.
The compensation committee receives updates from its compensation consultant and/or company counsel at least annually on recent developments and trends in executive compensation and related governance matters to assist it in making compensation decisions.
For the year ended January 31, 2013, the compensation committee engaged Towers Watson to prepare a peer group compensation “benchmarking” analysis for our officer compensation packages and to assist the compensation committee in structuring and evaluating proposed officer compensation packages as well as year-end payouts. Any advice provided by Towers Watson in the year ended January 31, 2013 with respect to non-officer or director personnel has not exceeded $120,000 in fees and/or has been with respect to broad-based plans that do not discriminate in scope, terms, or operation in favor of our officers or directors and are available generally to all employees. The compensation committee also received advice from outside counsel during the year ended January 31, 2013. In April 2013, the compensation committee reviewed and confirmed the independence of its advisors pursuant to the six-factor test recently promulgated by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.
In establishing the compensation packages for our executive officers each year, the compensation committee also reviews the various components and amounts of compensation being considered for each officer through the use of “tally sheets” or similar compensation summaries.
With the compensation committee's permission or at the compensation committee's request, selected members of senior management from our human resources, finance, or legal functions generally work cooperatively with the compensation consultant in preparing proposals for officer compensation packages or other executive compensation arrangements for consideration by the compensation committee. The compensation consultant at all times remains independent of management and forms its own views with respect to the recommendations it makes to the compensation committee. The compensation committee also met in executive session (outside the presence of management), both with and without its compensation consultants, during the year ended January 31, 2013.
The Chief Executive Officer provides input to the compensation committee on each proposed executive officer compensation package. The Chief Executive Officer's input to the compensation committee is based, among other things, on his views of each officer's performance, achievements, skills, and responsibilities, competitive factors, and internal pay equity considerations. Notwithstanding the Chief Executive Officer's input, the compensation committee exercises independent judgment on executive compensation and is solely responsible for final decisions on such matters.
Peer Group
The composition of the peer group used for benchmarking analyses prepared by the compensation consultant for the year ended January 31, 2013 was developed following discussions between the compensation committee, Towers Watson, and members of senior management, primarily our Chief Executive Officer. The companies included in the peer group for the year ended January 31, 2013 were selected by the compensation committee from a sampling of publicly traded software and technology companies with businesses similar to ours and with annual revenues, market capitalizations, and/or enterprise values within a range above and below ours. In general, certain of our closest competitors do not fit within these parameters, either because they are much larger or much smaller than us, are privately held, or are foreign issuers who do not publicly file detailed compensation data or have different pay practices due to local market factors outside the U.S. During its annual review, the compensation committee seeks, to the extent practical, to maintain consistency in the peer group in an effort to maintain consistency from year to year in the results of the benchmarking process.
For compensation for the year ended January 31, 2013, our compensation peer group consisted of:

•	ACI Worldwide, Inc.

•	Cadence Design Systems Inc.

•	Compuware Corporation

•	Constellation Software Inc.

•	FLIR Systems, Inc.

•	Informatica Corp.

•	JDA Software Group Inc.

•	Macdonald Dettwiler & Associates Ltd.

•	Mentor Graphics Corp.

•	MicroStrategy Inc.

•	MICROS Systems, Inc.

•	Nuance Communications, Inc.

•	Open Text Corp.

•	Parametric Technology Corporation

•	Pegasystems Inc.

•	Quest Software Inc.

•	Salesforce.com, Inc.

•	Solera Holdings Inc.

•	Synopsys Inc.

•	TIBCO Software Inc.
The compensation peer group for the year ended January 31, 2013 reflects the elimination of Blackboard, Inc. and Lawson

Software, Inc. from the group due to their acquisition by other companies, and the elimination of Teradata Corporation from the group due to the addition of other companies (noted below) that were perceived as better comparators given their size and the other factors described above. The compensation peer group for the year ended January 31, 2013 also reflects the addition of Constellation Software Inc., Macdonald Dettwiler & Associates Ltd., Mentor Graphics Corp., MicroStrategy Inc., Open Text Corp., Parametric Technology Corporation, Pegasystems Inc., Solera Holdings Inc., and Synopsys Inc. in their place and to provide a larger and broader set of data points for the new benchmarking analysis.
Overview of the Establishment of Officer Compensation for the Year Ended January 31, 2013
Elements of compensation were considered by the compensation committee individually and in the aggregate in its decision making process. The compensation committee has historically targeted cash compensation (salary and target bonus) in a range around the median of our peer group (for target performance) and equity compensation between the median and the 75th percentile of our peer group, based on dollar value (for target performance). The compensation committee also evaluates the total direct compensation of each officer overall from a benchmarking perspective, but has not historically targeted a specific percentile for total direct compensation.
We believe that targeting cash compensation at median and equity compensation between the median and the 75th percentile of our peer group, with the opportunity for cash bonus and performance equity payouts in excess of these levels based on actual performance, ensures that we are well positioned to attract and retain the highest caliber of executive officer talent and to properly incentivize our officers consistent with our compensation philosophy and the objectives described above. We target equity compensation at a higher percentile than cash compensation because we believe that equity compensation fosters a greater sense of personal investment in our performance, further aligning officer incentives with the interests of our stockholders, and increasing the amount of officer compensation that is “at risk” by virtue of being dependent on our stock price or performance. We do not, however, target a specific ratio of equity to cash, though the compensation committee does consider this ratio for each officer in establishing his compensation package. As noted above, the compensation committee recently completed a review of our compensation philosophy in collaboration with its independent compensation consultant, outside counsel, and members of senior management and adopted a revised compensation philosophy effective for the year ended January 31, 2014 and thereafter. The revised compensation philosophy further emphasizes the variability of pay outcomes based on performance. See “—Executive Summary—Recent Changes in Executive Compensation Practices” for more information.
In addition to the benchmarking analysis and the foregoing guidelines, in establishing actual cash and equity target award levels for each officer, and the mix between cash compensation and equity compensation, the other factors considered by the compensation committee consist of:

•	the officer's compensation for the previous year;

•	a subjective assessment of the officer's performance in the previous year;

•	our performance in the previous year;

•	our growth, based on both financial and non-financial metrics, from the previous year;

•	our outlook and operating plan for the upcoming year;

•	the proposed packages for the other executive officers (internal pay equity);

•	the proposed merit increases, if any, being offered to our employees generally;

•	the size of the aggregate equity pool available for awards for the year and the relative allocation of such pool between the officers and the other participants;

•	overall equity dilution and burn rates as well as equity overhang levels;

•	the value of and expense associated with proposed and previously awarded equity grants, including the continuing retentive value of past awards;

•	executive officer recruiting and retention considerations; and

•	compensation trends and competitive factors in the market for talent in which we compete.
Subject to the parameters of our compensation philosophy, the compensation committee believes that it is appropriate for our Chief Executive Officer to be compensated more highly from both a cash and an equity perspective than our other executive officers, and this approach has been supported by our benchmarking analyses. In establishing the relative compensation of the other executive officers, the compensation committee is, as noted above, also especially mindful of internal pay equity and takes into account differences in the scope of each officer's responsibilities.
Elements of Compensation - Establishment and Payouts for the Year Ended January 31, 2013
Base Salary
Base salaries for our executive officers are subject to adjustment annually by the compensation committee as part of its regular compensation review process based on the benchmarking process and the other factors described above, as well as special achievements, promotions, and other facts and circumstances specific to the individual officer. For the year ended January 31, 2013, officer base salaries were increased by 3%.
Annual Bonus
Each of our executive officers is eligible to receive an annual cash bonus. As with base salaries, target bonuses are established annually by the compensation committee as part of its regular compensation review process described above, with reference to the requirements of each officer's employment agreement. The compensation committee generally structures our officer bonus plans as a so-called “umbrella plan” and makes use of negative discretion (subject to certain limitations established by the compensation committee to ensure a fair outcome based on actual performance) in connection with year-end payouts.
For the year ended January 31, 2013, target bonus opportunities were increased by approximately 16%, as part of a two-year process of migrating target bonuses towards median levels, based on an assessment that target bonuses were generally positioned below median vis-à-vis the compensation peer group.
Bonus payouts are based on company and officer performance by reference to pre-defined performance goals established by the compensation committee as part of the regular compensation review process as well as based on qualitative factors related to each officer's achievements and performance review.
Performance goals for bonus plans for the year ended January 31, 2013 were based on revenue, a measure of profitability (operating income), a measure of cash generation (operating cash flow), and the achievement of management business objectives, which we refer to as MBOs. For executive officers with responsibility for a specific operating unit, unit revenue and unit profitability goals (contribution margin) were also incorporated into the officer's performance goals. MBOs are tailored to each officer's function within the company.
For the year ended January 31, 2013, the MBOs consisted of qualitative/subjective performance goals (such as implementing strategic or compliance plans, improving internal financial processes, or achieving expansion, reorganization, or recruiting goals), as well as additional quantitative goals (such as achievement of operating unit budget targets) for officers with responsibility for a specific operating unit.
Financial performance goals were in the form of a range in which an officer could achieve 60% of his target bonus at the low end of the performance range (or threshold), 100% of his target bonus at the middle of the performance range (target performance), and up to 200% of his target bonus at the high end of the performance range. For performance below the applicable threshold, the officer was not entitled to any bonus for that goal. For performance falling between established points in the range, the bonus payout was calculated on a linear basis between those points. The compensation committee's objective in establishing a range was to align the bonus payout with actual performance.
The compensation committee carefully evaluates the proposed financial performance goals, as well as the proposed MBO goals, as part of its annual compensation review process, with a view to setting the financial performance targets (the middle of the performance ranges) and the MBO goals at a level that requires strong performance on the part of each recipient, but that is not so difficult to achieve that it is more likely than not that the officer will be unable to reach the goal. The compensation committee also endeavors to set threshold performance levels (and corresponding payout levels) that are reasonable in light of the goal in question and, as noted above, also provides for a cap on maximum payouts, at levels requiring extraordinary levels of achievement.
Consistent with our practice for other United Kingdom (“U.K.”) based employees, in addition to establishing annual performance goals and an annual target bonus for Mr. Parcell, the compensation committee also established quarterly performance goals and a quarterly bonus opportunity for each of the first three quarters of the year for Mr. Parcell. The quarterly performance goals were set based on our quarterly operating budget and represented milestones towards the achievement of Mr. Parcells' annual performance goals. Quarterly bonus amounts paid to Mr. Parcell were not subject to reduction at year-end, however, the size of Mr. Parcell's bonus for the fourth quarter was calculated based on his achievement against his annual performance goals and would have been zero had the bonus payments made to him for the first three quarters exceeded the amount he was entitled to under his annual bonus plan (based on his achievement against his annual performance goals). Because the calculation of Mr. Parcell's annual bonus payout (and the amount actually awarded to him by the compensation committee) was in excess of what he earned during the first three quarters of the year, the discussion of Mr. Parcell's bonus in the remainder of this CD&A and the tables that follow relates to his annual bonus plan and his performance against such plan on an annual basis.
Calculation of Annual Bonus Payouts for the Year Ended January 31, 2013
The following table summarizes the annual bonus payouts for each executive officer for the year ended January 31, 2013. In establishing bonus payouts for the year ended January 31, 2013, particularly the determination of MBO achievement levels, the compensation committee elected to provide bonus awards in excess of the amounts resulting from the formulaic calculation to Mr. Fante, in recognition of his key role in negotiating and closing the CTI Merger, and to Mr. Sperling, in recognition of his superior performance during the year and his assistance in connection with his previously-announced transition to Chief Strategy Officer.

	Target Bonus					Bonus Payout Amounts (4)
Name	In U.S. Dollars	In Local Currency	Bonus Plan Metric & Weight	Overall Calculated Achievement (3)	Final Payout Percentage	In U.S. Dollars	In Local Currency

Dan Bodner	$718,000	N/A	Company revenue: 30.0%	98.8%	98.8%	$709,279	N/A
			Company operating income: 30.0%
			Cash flow: 20.0%
			MBO: 20.0%

Douglas Robinson	$254,000	N/A	Company revenue: 30.0%	98.8%	98.8%	$250,915	N/A
			Company operating income: 30.0%
			Cash flow: 20.0%
			MBO: 20.0%

Elan Moriah	$254,000	N/A	Company revenue: 30.0%	96.8%	96.8%	$245,835	N/A
			Company operating income: 30.0%
			Cash flow: 20.0%
			MBO: 20.0%

Meir Sperling (1)	$201,100	NIS 740,000	Company revenue: 15.0%	104.8%	130.0%	$261,430	NIS 962,062
			Company operating income: 15.0%
			Unit revenue: 20.0%
			Unit contribution margin: 20.0%
			Cash flow: 10.0%
			MBO: 20.0%

David Parcell (2)	$142,444	£95,600	Company revenue: 15.0%	89.5%	89.5%	$133,810	£85,547
			Company operating income: 15.0%
			Unit revenue: 20.0%
			Unit contribution margin: 20.0%
			Cash flow: 10.0%
			MBO: 20.0%

Peter Fante	$194,300	N/A	Company revenue: 30.0%	98.8%	120.0%	$233,160	N/A
			Company operating income: 30.0%
			Cash flow: 20.0%
			MBO: 20.0%

(1) Shown in U.S. dollars for comparative purposes only, based on the exchange rate at or about the time of the compensation committee's compensation review for the year. As noted in the local currency column, Mr. Sperling's target bonus is set in his local currency and for the year ended January 31, 2013 was NIS 740,000.
(2) Shown in U.S. dollars for comparative purposes only, based on the exchange rate at or about the time of the compensation committee's compensation review for the year. As noted in the local currency column, Mr. Parcell's target bonus is set in his local currency and for the year ended January 31, 2013 was £95,600.
(3) See the “Performance vs. Payout Matrix” table below for additional information on how the payout percentage was calculated for each goal.
(4) The U.S. dollar bonus amounts for Messrs. Parcell and Sperling are for comparative purposes only and reflect the impact of applicable exchange rates on the applicable payment dates (or date of board approval if payment had not been made as of the date of this proxy statement). The actual payments to Messrs. Parcell and Sperling are made in local currency and appear in the last column.

Performance vs. Payout Matrix
(except as noted below, applies to each officer on a goal by goal basis, based on the officer's individualized bonus plan per the table above)

	Payout Percentage
	0%	60%	70%	80%	90%	100%	125%	150%	200%
Achievement Percentage
Percentage of Company Revenue Goal	<93%	93%	94%	95%	98%	100%	103%	106%	>110%
Percentage of Company Operating Income Goal	<71%	71%	75%	79%	92%	100%	111%	122%	>137%
Percentage of Company Cash Flow Goal	<67%	67%	75%	79%	92%	100%	111%	122%	>137%
Percentage of Unit Revenue Goal (Sperling)	<79%	79%	84%	89%	95%	100%	105%	110%	>115%
Percentage of Unit Contribution Margin Goal (Sperling)	<53%	53%	64%	75%	89%	100%	111%	123%	>135%
Percentage of Unit Revenue Goal (Parcell)	<78%	78%	83%	90%	95%	100%	106%	112%	>118%
Percentage of Unit Contribution Margin Goal (Parcell)	<59%	59%	68%	81%	91%	100%	112%	122%	>134%
The achievement percentage for each of the performance goals listed above was as follows: company revenue, 96.9%; company operating income, 101.1%; company cash flow, 104.9%; unit revenue (Sperling), 102.9%; unit contribution margin (Sperling), 105.4%; unit revenue (Parcell), 92.2%; and unit contribution margin (Parcell), 87.2%.
Equity Awards
Each of our executive officers is eligible to receive an annual equity award. As with base salaries and target bonuses, officer equity grants are established annually by the compensation committee as part of its regular compensation review process described above, following the establishment of an aggregate award pool by the compensation committee for all participants in our annual equity grant. In establishing each officer's recommended annual equity award, in addition to the factors considered as part of the compensation review process generally, the compensation committee considers the portion of the aggregate pool being allocated to the officers in relation to the other participants and places special focus on internal pay equity among the officers.
The compensation committee endeavors to establish the grant date well in advance of the grant and to schedule vesting dates to occur at a time when we would not normally be in a quarterly trading blackout (to reduce the chances that vesting-related tax events occur during blackout periods). Apart from seeking to schedule vesting dates outside of blackout periods, we do not time our grants by reference to the release of earnings or other material information.
In recent years, we have used RSUs as our preferred form of equity award, which provide predictable retention value and alignment of employee interests with stockholder interests, particularly in times of volatile equity markets. The compensation committee periodically reviews the elements of compensation it uses, however, and we may in the future incorporate other award forms, including stock options, in our officer compensation packages. To the extent that stock options are used, the exercise price of such options is the closing price of our stock on the date of board of directors or compensation committee approval.
For the year ended January 31, 2013, annual equity awards for our executive officers were divided evenly between time-vested RSU awards and performance-vested RSU awards, which we believe provides for a good alignment of officer incentives with company performance and a fair balance in the extent to which officer compensation is “at risk” both by being tied to the value of the company's shares and to the performance of the company's business. Time-based RSU awards for officers vest in equal portions over a three-year period. Performance-based RSU awards for officers vest in three tranches corresponding to three separate performance periods, each concluding at the end of a fiscal year. The compensation committee has historically set the performance goal for each such performance period following the beginning of the applicable performance period. While we believe that waiting until the beginning of the applicable performance period to set the performance goal for that period provides certain advantages, such as greater precision in tailoring the incentive effect of these awards, following the completion of the CTI Merger in February 2013, we have begun to develop a longer-term business perspective which we expect will also serve as the basis for longer-term performance equity plans in the future.

For the year ended January 31, 2013, the compensation committee decided to incorporate operating income as a second performance metric for officer performance equity awards in order to diversify the goals and incorporate a profitability component into the vesting requirements as well. In grants in previous years, we used revenue as the single goal for officer performance equity awards for simplicity of administration and to incentivize our officers to achieve maximum top line growth.
The revenue and, to the extent applicable, operating income goals for the officer performance equity awards for the January 31, 2013 performance period were set at the same levels, and using the same methodology, as described above under “—Elements of Compensation - Annual Bonus” for the annual bonus goals. As with the annual bonus goals, these goals were in the form of a range in which an officer could earn from 60% to 200% of the target number of RSUs based on the achievement of the performance goal(s). For performance below the applicable threshold, the officer would not receive any vesting for the tranche in question. For performance falling between established points in the range, the amount earned is calculated on a linear basis between those points. For the grant made in the year ended January 31, 2013 (i.e., in April 2012), the vesting level was calculated based on the average level of achievement of the two performance goals.

Calculation of Performance Equity Vesting for the Year Ended January 31, 2013
The following table summarizes the performance versus payout matrices established by the compensation committee for the performance period ended January 31, 2013, as well as the actual goal achievement and calculated vesting levels for the outstanding performance equity awards for such period. The actual vesting levels were equal to the calculated vesting levels without adjustment by the compensation committee.

Performance vs. Payout Matrix (for third tranche of awards approved March 17, 2010)
Opportunity		Payout For This Goal
Percentage of Revenue Goal Achieved	Percentage of Performance Shares Eligible to be Earned for Period	Percentage of Revenue Goal Actually Achieved	Percentage of Performance Shares Actually Earned for Period
Less than 93%	—%	96.9%	82.4%
93%	60%
100%	100%
110% or more	200%

Performance vs. Payout Matrix (for second tranche of awards approved April 12, 2011)
Opportunity		Payout For This Goal
Percentage of Revenue Goal Achieved	Percentage of Performance Shares Eligible to be Earned for Period	Percentage of Revenue Goal Actually Achieved	Percentage of Performance Shares Actually Earned for Period
Less than 93%	—%	96.9%	82.4%
93%	60%
100%	100%
110% or more	200%

Performance vs. Payout Matrix (for first tranche of awards approved April 26, 2012)
Opportunity		Payout For This Goal
Percentage of Revenue Goal Achieved	Percentage of Performance Shares Eligible to be Earned for Period	Percentage of Revenue Goal Actually Achieved	Percentage of Performance Shares Actually Earned for Period
Less than 93%	—%	96.9%	82.4%
93%	60%
100%	100%
110% or more	200%

Opportunity		Payout For This Goal
Percentage of Operating Income Goal Achieved	Percentage of Performance Shares Eligible to be Earned for Period	Percentage of Operating Income Goal Actually Achieved	Percentage of Performance Shares Actually Earned for Period for This Goal

Less than 71%	—%	101.2%	103.1%
71%	60%
100%	100%
137% or more	200%
		Overall Payout (Average of Payouts For Each Goal)
		Percentage of Combined Goals Actually Achieved	Percentage of Performance Shares Earned for Period Overall

		99.0%	92.8%

Differences Between Compensation Metrics and GAAP Metrics
The financial performance goals established by our compensation committee for bonus plans and performance equity awards are based on our internal operating plan, which uses non-GAAP (generally accepted accounting principles) measures that our board of directors and senior management find useful in managing our business. A description of how these non-GAAP measures differ from their GAAP counterparts can be found in our quarterly earnings releases which we file on Form 8-K or in the “GAAP to Non-GAAP Reconciliation” found under the Investor Relations link on our website.
Other Pay Elements
We do not currently make use of cash based long-term incentive compensation arrangements, defined-benefit plans, or deferred compensation plans. We provide a limited amount of perquisites to our executive officers, which vary from officer to officer and region to region and include:

•	use of a company car or an annual car allowance, plus fuel reimbursement allowance;

•	an annual allowance for professional legal, tax, or financial advice;

•	certain statutory payments;

•	payments for accrued vacation days (prior to separation from service); and

•	supplemental company-paid life insurance.
Executive officers in the United States also receive the same partial match of their 401(k) contributions as all other U.S. employees. Executive officers in the U.K. receive company contributions to a retirement fund on the same basis as other U.K. employees. Executive officers in Israel receive company contributions to a retirement fund, a severance fund, and a continuing education fund, in each case, on the same basis as other Israeli employees. Executive officers receive the same health insurance and company-paid group life and disability insurance offered to all other employees in the country in which the executive officer is employed.
Employment Agreements
Each of our executive officers is party to a formal employment agreement with us. The terms of these agreements are summarized under “Executive Officer Severance Benefits and Change in Control Provisions—Provisions of Executive Officer Agreements” below.
Clawback Policy
Each of our executive officers is subject to a clawback provision in his employment agreement that allows us to recoup from the officer, or cancel, all or a portion of the officer's incentive compensation (including bonuses and equity awards) for a particular year if we are required to restate our financial statements for that year due to material noncompliance with any financial reporting requirement under the U.S. securities laws as a result of the officer's misconduct. The clawback applies from and after the year in which the employment agreement was first signed to performance-based awards made during the term of the agreement which were paid based on the results required to be restated. The amount to be recovered or forfeited is the amount by which the incentive compensation for the year in question exceeded the amount that would have been awarded had the financial statements originally been filed as restated.
Stock Ownership Guidelines and Other Policies
On September 7, 2010, our board of directors adopted stock ownership guidelines for our executive officers and non-employee directors who are compensated by us for their services. We believe these guidelines help to further align the interests of our executive officers and directors with those of our stockholders. The guidelines contain customary terms and conditions and establish the following target ownership levels:

•	equity equal to five times salary for our Chief Executive Officer;

•	equity equal to three times salary for our other executive officers (reduced to one and a half times salary beginning at age 62); and

•	equity equal to three times annual cash retainer for non-employee directors.

Until the target ownership levels are met, officers and directors subject to the guidelines are required to hold 50% of the after-tax shares acquired from either the vesting of restricted stock or restricted stock units or from the exercise of stock options. As a result of this requirement, there is no specified time frame for reaching the target ownership levels and no minimum holding periods once shares have been acquired. Officers and directors subject to the guidelines are permitted to count towards the target ownership levels all shares of common stock held by such individual, regardless of source, including both vested and unvested stock awards, as well as the intrinsic value of vested stock options. Officers and directors subject to the guidelines are prohibited from entering into hedging transactions with respect to the shares being counted towards the target ownership levels.

Our insider trading policy prohibits all personnel (including officers and directors) from short selling in our securities, from short-term trades in our securities (open market purchase and sale within three months), and from trading options in our securities. It also requires that any hedging transactions (where otherwise permissible under company policy) be pre-cleared by our legal department. We have also adopted a policy prohibiting our officers and directors from engaging in hedging or significant pledging transactions in our securities. This policy supplements our insider trading policy and our director and officer stock ownership guidelines. A pledge is considered significant if it involves a number of shares equal to or exceeding the lesser of 1/2% of our outstanding equity securities or 10% of the Verint equity securities owned by the officer or director. Any equity securities that are pledged by an officer or director are not eligible to be counted toward such person's satisfaction of our stock ownership guidelines.
On February 4, 2013, following a review by our compensation committee and our corporate governance & nominating committee, our board of directors adopted a policy generally precluding us from entering into any new plan, program, agreement, or arrangement providing for a 280G tax gross-up payment with any person or, subject to a limited exception relating to relocations, any other tax gross-up payments with officers.
Tax Implications
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to publicly traded companies for compensation paid to certain executives above $1 million in any fiscal year unless such compensation satisfies the Internal Revenue Code's requirements for qualified performance-based compensation. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the compensation committee has not adopted a policy that all compensation must be deductible under Section 162(m) of the Internal Revenue Code, however, we attempt to satisfy the requirements for deductibility under Section 162(m) where we believe it is in our best interest to do so.
Compensation Committee Report
The compensation committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management. Based on its review and discussions with management regarding such section of this proxy statement, the compensation committee recommended to the board of directors that the “Compensation Discussion and Analysis” section be included in this proxy statement.

Compensation Committee:

Richard Nottenburg, Chair
Howard Safir
Earl Shanks
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Compensation Programs and Risk Assessment

In connection with our annual budgeting process and our annual performance review process, our executive management reviews our compensation policies and practices.  Subject to regional differences, we attempt to structure our compensation policies and practices that are based on performance goals uniformly across the company for all employees, using quarterly or annual targets that are based on company performance or unit performance and/or sales commissions. Our commission plans for employees typically contain provisions allowing us to reduce, withhold, or offset commissions for transactions that do not meet specified minimum requirements, even after the commission has been paid. We have also adopted quarter-end guidelines to help ensure that sales transactions are handled in a consistent and ethical manner at the end of each reporting period.  In addition, as noted in the “Compensation Discussion and Analysis” above, our officer bonus and performance equity programs are subject to annual maximum payouts and our officer and other executive employment agreements and equity award forms contain clawback provisions.  In light of this review, our executive management believes that our compensation policies and practices are comparable to those used by similarly situated companies in our industry and the companies with which we compete for talent, and do not create risks that are reasonably likely to have a material adverse effect on our company.

Executive Compensation Tables
Summary Compensation Table for the Year Ended January 31, 2013
The following table lists the annual compensation of our named executive officers for the years ended January 31, 2013, 2012, and 2011.

Name and Principal Position	Year Ended January 31,	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)(4)	Total ($)

Dan Bodner - President and Chief Executive Officer and Corporate Officer	2013	685,000		—	3,941,673	—	709,279		78,888	5,414,840
	2012	665,000		—	4,499,533	—	644,249		35,036	5,843,818
	2011	637,500		—	3,542,863	—	714,065		28,406	4,922,834

Douglas Robinson - Chief Financial Officer and Corporate Officer	2013	384,475		—	938,967	—	250,915		38,207	1,612,564
	2012	373,250		125,000	1,159,982	—	223,922		14,000	1,896,154
	2011	362,250		125,000	1,032,925	—	252,057		14,000	1,786,232

Elan Moriah - President, Verint Enterprise Intelligence Solutions and Verint Video and Situation Intelligence Solutions and Corporate Officer	2013	384,475		—	942,641	—	245,835		91,761	1,664,712
	2012	373,250		125,000	1,177,502	—	228,302		16,262	1,920,316
	2011	362,250		125,000	1,032,925	—	250,655		12,643	1,783,473

Meir Sperling - Chief Strategy Officer and Corporate Officer (and former President, Verint Communications and Cyber Intelligence Solutions)	2013	349,586	(5)	—	876,182	—	261,430	(5)	91,607	1,578,805
	2012	346,411		100,000	1,061,967	—	178,531		90,236	1,777,145
	2011	340,976		100,000	971,625	—	208,759		89,015	1,710,375

David Parcell - Managing Director, EMEA and Corporate Officer	2013	334,744	(6)	—	632,168	—	133,810	(6)	74,188	1,174,910
	2012	319,777		100,000	880,903	—	142,520		52,090	1,495,290
	2011	306,280		100,000	797,351	—	150,014		50,540	1,404,185

Peter Fante - Chief Legal Officer, Chief Compliance Officer, and Corporate Officer	2013	352,763		—	772,107	—	233,160		21,888	1,379,918
	2012	342,500		125,000	971,435	—	174,614		15,550	1,629,099
	2011	332,500		125,000	854,720	—	193,393		14,000	1,519,613
(1) Includes bonuses awarded outside the officer's regular annual bonus plan, including special bonuses such as the 2009 retention bonuses discussed in "—Narrative to Summary Compensation Table for the Year Ended January 31, 2013” below.
(2) Reflects the aggregate grant date fair value of stock or option awards, as applicable, approved for the executive officer in the applicable fiscal year computed in accordance with applicable accounting standards. For a further discussion of our accounting for equity compensation, see Note 15, “Stock-Based Compensation and Other Benefit Plans” to the consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended January 31, 2013. For performance-based awards, the value shown in the table for the year ended January 31, 2013 is based on the assumed achievement of the target level (or probable level) of performance. See the table below entitled “Grant Date Value of Performance Awards” for the aggregate grant date fair value of these performance awards assuming the highest level of performance had been achieved. The grant date fair value of our annual equity awards has fluctuated from year to year based on the volatility in our stock price.
(3) Amount represents performance-based annual cash bonuses tied to the officer's pre-defined annual bonus plan. The amounts for Messrs. Parcell and Sperling reflect the impact of applicable exchange rates on the applicable payment dates or dates of Board approval. See also footnotes 5 and 6.

(4) See the table below for additional information on “All Other Compensation” amounts for the year ended January 31, 2013. “All Other Compensation” does not include premiums for group life, health, or disability insurance that is available generally to all salaried employees in the country in which the executive officer is employed and do not discriminate in scope, terms, or operation in favor of our executive officers or directors.
(5) For the year ended January 31, 2013, Mr. Sperling received a salary of NIS 1,345,080 ($349,586 based on an average exchange rate from February 1, 2012 through January 31, 2013 of NIS 1=$0.2599) and was awarded a performance-based bonus of NIS 962,062, which will be paid during the year ended January 31, 2014. For purposes of this table, Mr. Sperling’s performance-based bonus has been translated into U.S. dollars using the exchange rate in effect on the date of board approval.
(6) For the year ended January 31, 2013, Mr. Parcell received a salary of £210,650 ($334,744 based on an average exchange rate from February 1, 2012 through January 31, 2013 of £1=$1.5891) and was awarded a performance-based bonus of £85,547 ($133,810), £48,225 of which was paid in installments during the year ended January 31, 2013, and £37,322 of which will be paid during the year ended January 31, 2014. For purposes of this table, Mr. Parcell’s performance-based bonus has been translated into U.S. dollars using exchange rates in effect on the applicable installment payment dates, and on the date of board approval for the portion of the bonus that had not been paid as of January 31, 2013.
Grant Date Value of Performance Awards
The following table sets forth the aggregate grant date fair value of the performance awards made to our executive officers during the years ended January 31, 2013, 2012, and 2011, assuming:
(a) the highest level of performance had been achieved (Maximum Possible Shares), and
(b) the target level of performance (probable outcome) had been achieved (Target Shares).
Fair value, in the case of the Maximum Possible Shares, is calculated based on the closing price of our common stock on the accounting grant date. Fair Value, in the case of the Target Shares, is calculated based on the closing price of our common stock on the dates the committee originally approved the grants (March 17, 2010 ($24.58), April 12, 2011 ($35.04), and April 26, 2012 ($30.60)). The accounting grant date is generally the date on which the performance goal for the applicable award tranche has been both established and communicated, which date is not always the same as the date the committee originally approved the grant. Award tranches are grouped by accounting grant date below.

Name	Original Date of Committee Approval of Grant	Accounting Grant Date	Maximum Possible Shares	Fair Value on Accounting Grant Date	Target Shares	Fair Value on Original Date of Committee Approval of Grant

Dan Bodner	4/26/2012 (1st tranche)	4/26/2012	43,710	$1,337,526	21,855	$668,763
	4/12/2011 (2nd tranche)	3/22/2012	36,000	1,058,040	18,000	630,720
	3/17/2010 (3rd tranche)	3/22/2012	50,194	1,475,202	25,097	616,884
		Total Year Ended 1/31/2013	129,904	$3,870,768	64,952	1,916,367

	4/12/2011 (1st tranche)	4/12/2011	36,000	$1,261,440	18,000	$630,720
	3/17/2010 (2nd tranche)	3/25/2011	50,194	1,760,806	25,097	616,884
	3/4/2009 (3rd tranche)	3/25/2011	62,500	2,192,500	31,250	129,688
		Total Year Ended 1/31/2012	148,694	$5,214,746	74,347	1,377,292

	3/17/2010 (1st tranche)	3/17/2010	50,192	$1,233,719	25,096	$616,860
	3/4/2009 (2nd tranche)	3/17/2010	62,500	1,536,250	31,250	129,688
	5/28/2008 (3rd tranche)	3/17/2010	12,500	307,250	12,500	274,375
		Total Year Ended 1/31/2011	125,192	$3,077,219	68,846	1,020,923

Douglas Robinson	4/26/2012 (1st tranche)	4/26/2012	10,632	$325,339	5,316	$162,670
	4/12/2011 (2nd tranche)	3/22/2012	8,000	235,120	4,000	140,160
	3/17/2010 (3rd tranche)	3/22/2012	11,614	341,335	5,807	142,736
		Total Year Ended 1/31/2013	30,246	$901,794	15,123	445,566

	4/12/2011 (1st tranche)	4/12/2011	8,000	$280,320	4,000	$140,160
	3/17/2010 (2nd tranche)	3/25/2011	11,612	407,349	5,806	142,711
	3/4/2009 (3rd tranche)	3/25/2011	22,558	791,335	11,279	46,808
		Total Year Ended 1/31/2012	42,170	$1,479,004	21,085	329,679

	3/17/2010 (1st tranche)	3/17/2010	11,612	$285,423	5,806	$142,711
	3/4/2009 (2nd tranche)	3/17/2010	22,556	554,426	11,278	46,804
	5/28/2008 (3rd tranche)	3/17/2010	7,520	184,842	7,520	165,064
		Total Year Ended 1/31/2011	41,688	$1,024,691	24,604	354,579

Elan Moriah	4/26/2012 (1st tranche)	4/26/2012	10,632	$325,339	5,316	$162,670
	4/12/2011 (2nd tranche)	3/22/2012	8,250	242,468	4,125	144,540
	3/17/2010 (3rd tranche)	3/22/2012	11,614	341,335	5,807	142,736
		Total Year Ended 1/31/2013	30,496	$909,142	15,248	449,946

	4/12/2011 (1st tranche)	4/12/2011	8,250	$289,080	4,125	$144,540
	3/17/2010 (2nd tranche)	3/25/2011	11,612	407,349	5,806	142,711
	3/4/2009 (3rd tranche)	3/25/2011	22,558	791,335	11,279	46,808
		Total Year Ended 1/31/2012	42,420	$1,487,764	21,210	334,059

	3/17/2010 (1st tranche)	3/17/2010	11,612	$285,423	5,806	$142,711
	3/4/2009 (2nd tranche)	3/17/2010	22,556	554,426	11,278	46,804
	5/28/2008 (3rd tranche)	3/17/2010	7,520	184,842	7,520	165,064
		Total Year Ended 1/31/2011	41,688	$1,024,691	24,604	354,579

Meir Sperling	4/26/2012 (1st tranche)	4/26/2012	10,046	$307,408	5,023	$153,704
	4/12/2011 (2nd tranche)	3/22/2012	7,584	222,894	3,792	132,872
	3/17/2010 (3rd tranche)	3/22/2012	10,200	299,778	5,100	125,358
		Total Year Ended 1/31/2013	27,830	$830,080	13,915	411,934

	4/12/2011 (1st tranche)	4/12/2011	7,582	$265,673	3,791	$132,837
	3/17/2010 (2nd tranche)	3/25/2011	10,198	357,746	5,099	125,333
	5/20/2009 (3rd tranche)	3/25/2011	20,050	703,354	10,025	78,195
		Total Year Ended 1/31/2012	37,830	$1,326,773	18,915	336,365

	3/17/2010 (1st tranche)	4/17/2010	10,198	$250,667	5,099	$125,333
	5/20/2009 (2nd tranche)	3/17/2010	20,050	492,829	10,025	78,195
	5/28/2008 (3rd tranche)	3/17/2010	6,684	164,293	6,684	146,714

		Total Year Ended 1/31/2011	36,932	$907,789	21,808	350,242

David Parcell	4/26/2012 (1st tranche)	4/26/2012	7,100	$217,260	3,550	$108,630
	4/12/2011 (2nd tranche)	3/22/2012	5,584	164,114	2,792	97,832
	3/17/2010 (3rd tranche)	3/22/2012	7,866	231,182	3,933	96,673
		Total Year Ended 1/31/2013	20,550	$612,556	10,275	303,135

	4/12/2011 (1st tranche)	4/12/2011	5,582	$195,593	2,791	$97,797
	3/17/2010 (2nd tranche)	3/25/2011	7,866	275,939	3,933	96,673
	3/4/2009 (3rd tranche)	3/25/2011	20,050	703,354	10,025	41,604
		Total Year Ended 1/31/2012	33,498	$1,174,886	16,749	236,074

	3/17/2010 (1st tranche)	3/17/2010	7,864	$193,297	3,932	$96,649
	3/4/2009 (2nd tranche)	3/17/2010	20,050	492,829	10,025	41,604
	5/28/2008 (3rd tranche)	3/17/2010	6,684	164,293	6,684	146,714
		Total Year Ended 1/31/2011	34,598	$850,419	20,641	284,967

Peter Fante	4/26/2012 (1st tranche)	4/26/2012	8,866	$271,300	4,433	$135,650
	4/12/2011 (2nd tranche)	3/22/2012	6,584	193,504	3,292	115,352
	3/17/2010 (3rd tranche)	3/22/2012	9,032	265,450	4,516	111,003
		Total Year Ended 1/31/2013	24,482	$730,254	12,241	362,005

	4/12/2011 (1st tranche)	4/12/2011	6,582	$230,633	3,291	$115,317
	3/17/2010 (2nd tranche)	3/25/2011	9,032	316,843	4,516	111,003
	3/4/2009 (3rd tranche)	3/25/2011	20,050	703,354	10,025	41,604
		Total Year Ended 1/31/2012	35,664	$1,250,830	17,832	267,924

	3/17/2010 (1st tranche)	3/17/2010	9,032	$222,007	4,516	$111,003
	3/4/2009 (2nd tranche)	3/17/2010	20,050	492,829	10,025	41,604
	5/28/2008 (3rd tranche)	3/17/2010	6,684	164,293	6,684	146,714
		Total Year Ended 1/31/2011	35,766	$879,129	21,225	299,321

All Other Compensation Table

Name	Employer Retirement Contrib. ($)	Severance Fund Contrib. ($)	Study Fund Contrib. ($)	Car Allowance or Cost of Company Car Plus Fuel Allowance ($)	Professional Advice Allowance ($)	Accrued Vacation Payout ($) (4)	Statutory Recreation Payment ($)	Supp. Life Insurance ($)	Income Tax Reimbursement ($)	Total ($)

Dan Bodner	2,000	—	—	10,252	20,000	39,806	—	6,830	—	78,888
Douglas Robinson	2,000	—	—	12,000	21,228	2,979	—	—	—	38,207
Elan Moriah (1)	2,000	—	—	11,525	—	2,979	—	—	75,257	91,761
Meir Sperling (2)	19,402	29,604	26,219	15,611	—	—	771	—	—	91,607
David Parcell (3)	20,085	—	—	28,977	—	25,126	—	—	—	74,188
Peter Fante	2,000	—	—	12,000	2,763	5,125	—	—	—	21,888
(1) For the year ended January 31, 2013, Mr. Moriah received a reimbursement of foreign income taxes paid on previous equity grants that were taxed in two jurisdictions due to his relocation at our request.
(2) For the year ended January 31, 2013, Mr. Sperling received a company contribution to his retirement fund of NIS 74,652 ($19,402), to his severance fund of NIS 113,905 ($29,604), to his study fund of NIS 100,881 ($26,219), use of a company car plus a fuel reimbursement allowance which cost us NIS 60,064 ($15,611) for the period, and a statutory recreation payment of NIS 2,968 ($771). For purposes of this table, all amounts have been translated into U.S. dollars based on an average exchange rate from February 1, 2012 through January 31, 2013 of NIS 1=$0.2599.
(3) For the year ended January 31, 2013, Mr. Parcell received a company contribution to his retirement fund of £12,639 ($20,085), use of a company car plus a fuel reimbursement allowance which cost us £18,234 ($28,977) for the period, and payout of accrued vacation of £15,846 ($25,126). For purposes of this table, all amounts have been translated into U.S. dollars based on an average exchange rate from February 1, 2012 through January 31, 2013 of £1=$1.5891.
(4) During the year ended January 31, 2013, each of Messrs. Bodner, Robinson, Moriah, and Fante elected to participate in a program available to all U.S. employees by which a portion of the employee's accrued vacation is monetized and the after-tax amount is donated to a children's charity as part of Verint's community relations program. The table above reflects the pre-tax amount that was included in the officer's compensation prior to such donation.
Grants of Plan-Based Awards for the Year Ended January 31, 2013
The following table sets forth information concerning equity and other plan-based grants to our named executive officers during the year ended January 31, 2013. The table also contains information for awards originally approved in prior years to the extent that the performance goal for the applicable tranche of such awards was established in the year ended January 31, 2013.

					Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Type of Award	Original Date of Committee Approval of Grant	Accounting Grant Date		Threshold ($) (1)	Target ($)	Max ($)	Threshold (#) (10)	Target (#)	Max (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Accounting Grant Date Fair Value of Stock and Option Awards ($) (2)

Dan Bodner	RSU (Time-vested grant) (3)	4/26/2012	4/26/2012		—	—	—	—	—	—	65,565	2,006,289
	RSU (Performance-vested grant) (4) (5) (6)	4/26/2012	4/26/2012	(9)				13,113	21,855	43,710		668,763
		4/26/2012	3/14/2013	(9)				13,113	21,855	43,710		779,131
		4/26/2012	N/A	(9)				N/A	21,855	43,710		N/A
		4/12/2011	3/22/2012	(9)				10,800	18,000	36,000		529,020
		3/17/2010	3/22/2012	(9)	—	—	—	15,058	25,097	50,194	—	737,601
	Annual Bonus for Year Ended 1/31/13	N/A	N/A		430,800	718,000	1,436,000	—	—	—	—	—

Douglas Robinson	RSU (Time-vested grant) (3)	4/26/2012	4/26/2012		—	—	—	—	—	—	15,950	488,070
	RSU (Performance-vested grant) (4) (5) (6)	4/26/2012	4/26/2012	(9)				3,190	5,316	10,632		162,670
		4/26/2012	3/14/2013	(9)				3,190	5,317	10,634		189,551
		4/26/2012	N/A	(9)				N/A	5,317	10,634		N/A
		4/12/2011	3/22/2012	(9)				2,400	4,000	8,000		117,560
		3/17/2010	3/22/2012	(9)	—	—	—	3,484	5,807	11,614	—	170,668
	Annual Bonus for Year Ended 1/31/13	N/A	N/A		152,400	254,000	508,000	—	—	—	—	—
Elan Moriah	RSU (Time-vested grant) (3)	4/26/2012	4/26/2012		—	—	—	—	—	—	15,950	488,070
	RSU (Performance-vested grant) (4) (5) (6)	4/26/2012	4/26/2012	(9)				3,190	5,316	10,632		162,670
		4/26/2012	3/14/2013	(9)				3,190	5,317	10,634		189,551
		4/26/2012	N/A	(9)				N/A	5,317	10,634		N/A
		4/12/2011	3/22/2012	(9)				2,475	4,125	8,250		121,234
		3/17/2010	3/22/2012	(9)	—	—	—	3,484	5,807	11,614	—	170,668
	Annual Bonus for Year Ended 1/31/13	N/A	N/A		152,400	254,000	508,000	—	—	—	—	—
Meir Sperling	RSU (Time-vested grant) (3)	4/26/2012	4/26/2012		—	—	—	—	—	—	15,070	461,142
	RSU (Performance-vested grant) (4) (5) (6)	4/26/2012	4/26/2012	(9)				3,014	5,023	10,046		153,704
		4/26/2012	3/14/2013	(9)				3,014	5,023	10,046		179,070
		4/26/2012	N/A	(9)				N/A	5,024	10,048		N/A
		4/12/2011	3/22/2012	(9)				2,275	3,792	7,584		111,447
		3/17/2010	3/22/2012	(9)				3,060	5,100	10,200	—	149,889
	Annual Bonus for Year Ended 1/31/13 (7)	N/A	N/A		120,660	201,100	402,200	—	—	—	—	—
David Parcell	RSU (Time-vested grant) (3)	4/26/2012	4/26/2012		—	—	—	—	—	—	10,650	325,890
	RSU (Performance-vested grant) (4) (5) (6)	4/26/2012	4/26/2012	(9)				2,130	3,550	7,100		108,630
		4/26/2012	3/14/2013	(9)				2,130	3,550	7,100		126,558
		4/26/2012	N/A	(9)				N/A	3,550	7,100		N/A
		4/12/2011	3/22/2012	(9)				1,675	2,792	5,584		82,057
		3/17/2010	3/22/2012	(9)				2,360	3,933	7,866	—	115,591
	Annual Bonus for Year Ended 1/31/13 (8)	N/A	N/A		85,466	142,444	284,888	—	—	—	—	—
Peter Fante	RSU (Time-vested grant) (3)	4/26/2012	4/26/2012		—	—	—	—	—	—	13,300	406,980
	RSU (Performance-vested grant) (4) (5) (6)	4/26/2012	4/26/2012	(9)				2,660	4,433	8,866		135,650
		4/26/2012	3/14/2013	(9)				2,660	4,433	8,866		158,036
		4/26/2012	N/A	(9)				N/A	4,434	8,868		N/A
		4/12/2011	3/22/2012	(9)				1,975	3,292	6,584		96,752
		3/17/2010	3/22/2012	(9)	—	—	—	2,710	4,516	9,032	—	132,725
	Annual Bonus for Year Ended 1/31/13	N/A	N/A		116,580	194,300	388,600	—	—	—	—	—
(1) The threshold column corresponds to the minimum bonus payable to the executive officer assuming that minimum financial performance goals are achieved and assuming that MBO achievement is zero. If minimum financial performance goals are not achieved and MBO achievement is zero, the bonus payable to the executive officer would be zero.
(2) The accounting grant date fair value of equity awards is based on the target number of shares and calculated using the closing price of our common stock on the accounting grant date, which is not always the same as the date the committee originally approved the grant. The accounting grant date is generally the date on which the performance goal for the applicable award tranche has been both established and communicated. For a further discussion of our accounting for equity compensation, see Note 15, “Stock-Based Compensation and Other Benefit Plans” to the consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended January 31, 2013. See the "Grant Date Value of Performance Awards" table above for information about the grant date values of the performance vested equity awards included in the table above calculated using the closing price of our common stock on the dates the committee originally approved the grants.
(3) The April 26, 2012 time-based awards vest 1/3 on April 10, 2013, 1/3 on April 10, 2014, and 1/3 on April 10, 2015.
(4) The April 26, 2012 performance awards vest 1/3 upon the committee's determination of our achievement of specified revenue targets (set by the committee for the relevant performance period) for the period from February 1, 2012 through January 31, 2013, but no earlier than April 10, 2013, 1/3 upon the determination of such achievement for the period from February 1, 2013 through January 31, 2014, but no earlier than April 10, 2014, and 1/3 upon the determination of such achievement for the period from February 1, 2014 through January 31, 2015, but no earlier than April 10, 2015.
(5) The April 12, 2011 performance awards vest 1/3 upon the committee's determination of our achievement of specified revenue targets (set by the committee for the relevant performance period) for the period from February 1, 2011 through January 31, 2012, 1/3 upon the determination of such achievement for the period from February 1, 2012 through January 31, 2013, and 1/3 upon the determination of such achievement for the period from February 1, 2013 through January 31, 2014 (provided that, with respect to the period from February 1, 2013 through January 31, 2014, no such determination by the committee will be final until on or after the third anniversary of the date the award was approved).
(6) The March 17, 2010 performance awards vest 1/3 upon the committee’s determination of our achievement of specified revenue targets (set by the committee for the relevant performance period) for the period from February 1, 2010 through January 31, 2011, 1/3 upon the determination of such achievement for the period from February 1, 2011 through January 31, 2012, and 1/3 upon the determination of such achievement for the period from February 1, 2012 through January 31, 2013 (provided that, with respect to the period from February 1, 2012 through January 31, 2013, no such determination by the committee will be final until on or after the third anniversary of the date the award was approved).
(7) On March 22, 2012 the compensation committee approved threshold, target, and maximum bonus awards for Mr. Sperling of NIS 355,200, NIS 740,000, and NIS 1,332,000 respectively ($94,224 $196,300, and $353,340 based on a March 15, 2012 exchange rate of NIS1=$0.2653).
(8) On March 22, 2012, the compensation committee approved threshold, target, and maximum bonus awards for Mr. Parcell of £45,888, £95,600, and £172,080, respectively ($72,044 $150,092, and $270,166 based on a March 15, 2012 exchange rate of £1=$1.57).
(9) Each performance award contains three equal tranches which vest based on three separate performance periods. Dates correspond to the accounting grant date applicable to the first, second, and third tranches, respectively. The accounting grant date is generally the date on which the performance goal for the applicable award tranche has been both established and communicated. Tranches for which performance goals have not yet been established do not yet have an accounting grant date.
(10) Represents the threshold number of shares that were available to be earned in the applicable performance period. Tranches for which performance goals have not yet been established do not yet have a threshold award level, but all awards are subject to a maximum payout level of 200% or less. If the minimum performance goal is not achieved in any performance period, no shares are earned for that period.

The following table summarizes the actual number of shares earned for each of the performance periods that have already been completed.

Performance Grant Approved March 17, 2010
Name	Actual Shares Earned for 1/31/11 Performance Period	Actual Shares Earned for 1/31/12 Performance Period	Actual Shares Earned for 1/31/13 Performance Period
Dan Bodner	29,237	25,672	20,683
Douglas Robinson	6,764	5,939	4,785
Elan Moriah	6,764	5,939	4,785
Meir Sperling	5,940	5,215	4,203
David Parcell	4,580	4,023	3,241
Peter Fante	5,261	4,619	3,721

Performance Grant Approved April 12, 2011
Name		Actual Shares Earned for 1/31/12 Performance Period	Actual Shares Earned for 1/31/13 Performance Period
Dan Bodner		18,412	14,834
Douglas Robinson		4,091	3,296
Elan Moriah		4,219	3,399
Meir Sperling		3,877	3,125
David Parcell		2,854	2,301
Peter Fante		3,366	2,713

Performance Grant Approved April 26, 2012
Name			Actual Shares Earned for 1/31/13 Performance Period
Dan Bodner			20,274
Douglas Robinson			4,931
Elan Moriah			4,931
Meir Sperling			4,659
David Parcell			3,293
Peter Fante			4,112
Further Information Regarding Summary Compensation Table for the Year Ended January 31, 2013 and Grants of Plan-Based Awards Table for the Year Ended January 31, 2013
As of the date of this proxy statement, each of our executive officers is party to an employment agreement with us. Each agreement provides for certain severance payments and benefits, including in connection with a change in control. See “— Executive Officer Severance Benefits and Change in Control Provisions” below for a discussion of these severance and change in control benefits, as well as a description of the restrictive covenants and clawback provisions contained in such agreements.
The agreements with our U.S. executive officers generally provide for an initial term of two years, followed by automatic one-year renewals (unless terminated by either party in accordance with the agreement and subject to required notice). The agreements with our non-U.S. executive officers do not provide for a fixed term. Failure to renew the agreements constitutes good reason for resignation under the agreements with our U.S. officers other than Mr. Bodner, and constitutes a termination without cause under the agreement with Mr. Bodner.
Narrative to Summary Compensation Table for the Year Ended January 31, 2013
As discussed in the “Compensation Discussion and Analysis” above, each employment agreement provides for an annual base salary, target bonus, and certain perquisites. Although target bonuses are specified in each employment agreement, bonuses are not guaranteed and are paid based on the achievement of performance goals. As of January 31, 2013, the target bonuses specified by the employment agreements were as follows: $600,000 (for Mr. Bodner), $219,000 (for Mr. Robinson), $167,500 (for Mr. Fante), $219,000 (for Mr. Moriah), NIS 638,000 (for Sperling), and £82,400 (for Mr. Parcell). Other than in the case of Mr. Bodner, whose employment agreement was signed in February 2010, all of the other officers entered into new or amended employment agreements in July 2011, which updated their contractual target bonuses to match the target bonuses established for them by the compensation committee in March 2011. As of January 31, 2013, the target bonuses for Mr. Sperling and Mr. Parcell corresponded to $198,468 based on an exchange rate of NIS 1=$0.27 on such date, in the case of Mr. Sperling, and $151,583 based on an exchange rate of £1=$1.5856 on such date, in the case of Mr. Parcell. Historically, the target bonuses for each executive officer established by the compensation committee as part of its annual compensation review process has equaled or exceeded the target bonus specified in the officer’s employment agreement (if any) as well as the target bonus from the previous year.
The grant date fair value of our annual equity awards has fluctuated from year to year based on the volatility in our stock price.
Due to the protracted length of our previously-disclosed extended filing delay period from 2006 to 2010, we placed special emphasis on retention in our compensation philosophy during that period. In 2009, we entered into retention award letter agreements with each of our executive officers other than Mr. Bodner, which provided for the payment of cash bonuses over a two-year period ending in April 2011. At Mr. Bodner's request, the compensation committee did not approve a 2009 retention bonus for him. The 2009 retention bonus program was designed in consultation with the compensation committee's independent compensation consultant at such time. The first half of the 2009 retention bonuses was earned and paid in April 2010 and the second half was earned and paid in April 2011.
Narrative to All Other Compensation Table
We provide a limited amount of perquisites to our executive officers, which vary from officer to officer depending on the terms of their employment agreements, local policy, and historical practice. Each of the executive officers is entitled to use of a company car or an annual car allowance. Messrs. Sperling and Parcell are entitled to an annual allowance for fuel reimbursement. Messrs. Bodner, Robinson, and Fante are entitled to an annual allowance for legal, tax, or accounting advice. In some years, Messrs. Parcell and Sperling have received reimbursement of a limited amount of legal or tax advice as agreed by us on a case by case basis in connection with proposed modifications of their employment arrangements. All executive officers receive the same health insurance and company-paid group life and disability insurance offered to all other employees in the country in which the executive officer is employed. In addition, Mr. Bodner has historically received a supplemental company-paid life insurance policy. In the year ended January 31, 2013, Mr. Moriah received a reimbursement for certain duplicative taxes he paid in prior years as a result of his relocation to the U.S. from Israel at our request. We made similar payments to other non-officer employees who were subject to double taxation due to a company-requested relocation.
Executive officers in the U.S. receive the same partial match of their 401(k) contributions as all other U.S. employees, up to a maximum company contribution of $2,000 per year.
In the case of Mr. Parcell, we contribute a percentage of his base salary to a retirement fund on the same basis as other U.K. employees. Under the retirement fund, Mr. Parcell can elect to contribute a percentage of his monthly salary to the fund, which is administered by an outside third party, similar to a 401(k) plan. If he elects to contribute 3% or less of his salary, we contribute an amount equal to 4% of his salary. If he elects to contribute 4% of salary, our contribution is 5%. If he elects to contribute 5% or more, our contribution is 6%. Our contributions are incremental to his salary and are paid by us directly to the third-party provider.
Like all Israeli employees, under Israeli law, Mr. Sperling is entitled to severance pay equal to one month’s salary for each year of employment upon termination without cause (as defined in the Israel Severance Pay Law). To satisfy this requirement, for all Israeli employees, including Mr. Sperling, we make contributions on behalf of the employee to a severance fund. This severance fund is often part of a larger provident fund which also includes a retirement fund and in some cases an insurance component. Each employee can elect to contribute an amount equal to between 5% and 7% of his or her monthly salary to the retirement fund. We contribute an amount equal to between 5% and 7.5% of the employee’s monthly salary to the retirement fund (or other provident fund) plus an additional amount equal to 8.33% of the employee’s monthly salary to the severance fund. The employee is not required to contribute anything towards the severance fund. Our contributions are incremental to the employee’s base salary and, except as noted below, are paid by us directly to the third-party plan administrator. Applicable tax law permits allocations made by the employer to the retirement fund to be made on a tax-free basis up to a limit set by applicable Israeli tax regulations. Under local Israeli company policy, the employee may request that any company contributions in excess of this limit be made directly to him or her rather than being placed in the retirement fund. For executives like Mr. Sperling, if the amount in the severance fund is insufficient to cover the required statutory payment under Israeli labor law at the time of a termination event, we are obligated to supplement the amounts in the severance fund.

In addition, all Israeli employees, including Mr. Sperling, are also entitled to participate in a continuing education fund, often referred to as a study fund. The continuing education fund is a savings fund from which the employee can withdraw on a tax-free basis for any purpose after six years, irrespective of his or her employment status with us. Each month, eligible employees contribute 2.5%, and we contribute 7.5%, of the employee’s base salary to the study fund. Applicable tax law permits a portion of the company contributions to the study fund to be made tax-free. Under local Israeli company policy, the employee may request that any company contributions in excess of this limit be made directly to him or her rather than being placed in the fund. Our contributions are incremental to the employee’s base salary and, except as noted above, are paid by us directly to the third-party plan administrator. Under applicable Israeli law, each employee who has completed at least one year of service is paid a small annual amount for recreation based on the employee’s tenure and a per-diem rate published by the Israeli government. Under local Israeli company policy, our Israeli employees are also entitled to receive a cash payment in exchange for vacation days in accordance with the terms of the policy.
Outstanding Equity Awards at January 31, 2013
The following table sets forth information regarding various equity awards held by our named executive officers as of January 31, 2013. The market value of all RSU and restricted stock awards is based on the closing price of our common stock as of the last trading day in the year ended January 31, 2013 ($33.80 on January 31, 2013).

			Option Awards				Stock Awards
Name	Date of Committee Approval of Grant		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (8)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (9)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Dan Bodner	3/5/2003	(1)	5,882	—	17.00	3/5/2013	—	—	—	—
	12/12/2003	(1)	37,200	—	23.00	12/12/2013	—	—	—	—
	12/9/2004	(1)	80,000	—	35.11	12/9/2014	—	—	—	—
	1/11/2006	(1)	88,000	—	34.40	1/11/2016	—	—	—	—
	3/17/2010	(2)	—	—	—	—	25,097	848,279	—	—
	3/17/2010	(3)	—	—	—	—	20,683	699,085	—	—
	4/12/2011	(4)	—	—	—	—	36,000	1,216,800	—	—
	4/12/2011	(5)	—	—	—	—	14,834	501,389	18,000	608,400
	4/26/2012	(6)	—	—	—	—	65,565	2,216,097	—	—
	4/26/2012	(7)	—	—	—	—	20,274	685,261	43,710	1,477,398
Douglas Robinson	3/17/2010	(2)	—	—	—	—	5,807	196,277	—	—
	3/17/2010	(3)	—	—	—	—	4,785	161,733	—	—
	4/12/2011	(4)	—	—	—	—	8,000	270,400	—	—
	4/12/2011	(5)	—	—	—	—	3,296	111,405	4,000	135,200
	4/26/2012	(6)	—	—	—	—	15,950	539,110	—	—
	4/26/2012	(7)	—	—	—	—	4,931	166,668	10,634	359,429
Elan Moriah	12/12/2003	(1)	18,750	—	23.00	12/12/2013	—	—	—	—
	12/9/2004	(1)	25,000	—	35.11	12/9/2014	—	—	—	—
	1/11/2006	(1)	20,000	—	34.40	1/11/2016	—	—	—	—
	3/17/2010	(2)	—	—	—	—	5,807	196,277	—	—
	3/17/2010	(3)	—	—	—	—	4,785	161,733	—	—
	4/12/2011	(4)	—	—	—	—	8,250	278,850	—	—
	4/12/2011	(5)	—	—	—	—	3,399	114,886	4,125	139,425
	4/26/2012	(6)	—	—	—	—	15,950	539,110	—	—
	4/26/2012	(7)	—	—	—	—	4,931	166,668	10,634	359,429

Meir Sperling	12/9/2004	(1)	25,000	—	35.11	12/9/2014	—	—	—	—
	1/11/2006	(1)	20,000	—	34.40	1/11/2016	—	—	—	—
	3/17/2010	(2)	—	—	—	—	5,100	172,380	—	—
	3/17/2010	(3)	—	—	—	—	4,203	142,061	—	—
	4/12/2011	(4)	—	—	—	—	7,584	256,339	—	—
	4/12/2011	(5)	—	—	—	—	3,125	105,625	3,792	128,710
	4/26/2012	(6)	—	—	—	—	15,070	509,366	—	—
	4/26/2012	(7)	—	—	—	—	4,659	157,474	10,047	339,589
David Parcell	12/9/2004	(1)	20,000	—	35.11	12/9/2014	—	—	—	—
	3/17/2010	(2)	—	—	—	—	3,933	132,935	—	—
	3/17/2010	(3)	—	—	—	—	3,241	109,546	—	—
	4/12/2011	(4)	—	—	—	—	5,584	188,739	—	—
	4/12/2011	(5)	—	—	—	—	2,301	77,774	2,792	94,370
	4/26/2012	(6)	—	—	—	—	10,650	359,970	—	—
	4/26/2012	(7)	—	—	—	—	3,293	111,303	7,100	239,980
Peter Fante	12/12/2003	(1)	67	—	23.00	12/12/2013	—	—	—	—
	12/9/2004	(1)	20,000	—	35.11	12/9/2014	—	—	—	—
	3/17/2010	(2)	—	—	—	—	4,516	152,641	—	—
	3/17/2010	(3)	—	—	—	—	3,721	125,770	—	—
	4/12/2011	(4)	—	—	—	—	6,584	222,539	—	—
	4/12/2011	(5)	—	—	—	—	2,713	91,699	3,292	111,270
	4/26/2012	(6)	—	—	—	—	13,300	449,540	—	—
	4/26/2012	(7)	—	—	—	—	4,112	138,986	8,867	299,705

(1) This award was fully vested at January 31, 2013.
(2) The March 17, 2010 time-based awards vest 1/3 on April 4, 2011, 1/3 on April 4, 2012, and 1/3 on April 4, 2013.
(3) The March 17, 2010 performance awards vest 1/3 upon the committee’s determination of our achievement of specified revenue targets (set by the committee for the relevant performance period) for the period from February 1, 2010 through January 31, 2011, 1/3 upon the determination of such achievement for the period from February 1, 2011 through January 31, 2012, and 1/3 upon the determination of such achievement for the period from February 1, 2012 through January 31, 2013 (provided that, with respect to the period from February 1, 2012 through January 31, 2013, no such determination by the committee will be final until on or after the third anniversary of the date the award was approved). The table excludes shares eligible to be earned in excess of the target level based on the overachievement of the applicable performance goals except with respect to tranches for which the performance period had been completed as of January 31, 2013 (and the number of such overachievement shares could be calculated). For tranches corresponding to the January 31, 2013 performance period, the table shows the number of shares ultimately earned in the column entitled “Number of Shares or Units of Stock That Have Not Vested” because the performance period had been completed as of January 31, 2013, however, the determination of the number of shares earned (and the vesting thereof) did not occur until after the conclusion of the performance period. See the table entitled “Grant Date Value of Performance Awards” and the table entitled “Grants of Plan-Based Awards for the Year Ended January 31, 2013” for more information.
(4) The April 12, 2011 time-based awards vest 1/3 on June 15, 2012, 1/3 on June 15, 2013, and 1/3 on June 15, 2014.
(5) The April 12, 2011 performance awards vest 1/3 upon the committee’s determination of our achievement of specified revenue targets (set by the committee for the relevant performance period) for the period from February 1, 2011 through January 31, 2012, but no earlier than June 15, 2012, 1/3 upon the determination of such achievement for the period from February 1, 2012 through January 31, 2013, but no earlier than June 15, 2013, and 1/3 upon the determination of such achievement for the period from February 1, 2013 through January 31, 2014, but no earlier than June 15, 2014. The table excludes shares eligible to be earned in excess of the target level based on the overachievement of the applicable performance goals except with respect to tranches for which the performance period had been completed as of January 31, 2013 (and the number of such overachievement shares could be calculated). For tranches corresponding to the January 31, 2013 performance period, the table shows the number of shares ultimately earned in the column entitled “Number of Shares or Units of Stock That Have Not Vested” because the performance period had been completed as of January 31, 2013, however, the determination of the number of shares earned (and the vesting thereof) did not occur until after the conclusion of the performance period. See the table entitled “Grant Date Value of Performance Awards” and the table entitled “Grants of Plan-Based Awards for the Year Ended January 31, 2013” for more information.
(6) The April 26, 2012 time-based awards vest 1/3 on April 10, 2013, 1/3 on April 10, 2014, and 1/3 on April 10, 2015.
(7) The April 26, 2012 performance awards vest 1/3 upon the committee's determination of our achievement of specified revenue targets (set by the committee for the relevant performance period) for the period from February 1, 2012 through January 31, 2013, but no earlier than April 10, 2013, 1/3 upon the determination of such achievement for the period from February 1, 2013 through January 31, 2014, but no earlier than April 10, 2014, and 1/3 upon the determination of such achievement for the period from February 1, 2014 through January 31, 2015, but no earlier than April 10, 2015. The table excludes shares eligible to be earned in excess of the target level based on the overachievement of the applicable performance goals except with respect to tranches for which the performance period had been completed as of January 31, 2013 (and the number of such overachievement shares could be calculated). For tranches corresponding to the January 31, 2013 performance period, the table shows the number of shares ultimately earned in the column entitled “Number of Shares or Units of Stock That Have Not Vested” because the performance period had been completed as of January 31, 2013, however, the determination of the number of shares earned (and the vesting thereof) did not occur until after the conclusion of the performance period. See the table entitled “Grant Date Value of Performance Awards” and the table entitled “Grants of Plan-Based Awards for the Year Ended January 31, 2013” for more information.
(8) Includes time-based awards and performance-based awards for which the performance goals had been established by the committee as of January 31, 2013.
(9) Includes performance-based awards for which the performance goals had not yet been established by the committee as of January 31, 2013.

Option Exercises and Stock Vesting During the Year Ended January 31, 2013
The following table sets forth information regarding option exercises and stock award vestings for our named executive officers during the year ended January 31, 2013. The value realized on exercise of stock options is calculated by multiplying the number of options being exercised by the spread between the exercise price and the market price of our common stock at the time of exercise. The value of stock awards realized on vesting is calculated by multiplying the number of shares vesting by the closing price of our common stock on the vesting date. See the table entitled “Outstanding Equity Awards at January 31, 2013” above for the vesting schedule of outstanding awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dan Bodner	—	—	162,897	4,567,029
Douglas Robinson	—	—	50,171	1,418,864
Elan Moriah	—	—	42,905	1,191,901
Meir Sperling	—	—	38,261	1,106,190
David Parcell	—	—	33,880	1,032,167
Peter Fante	—	—	42,754	1,210,027
Executive Officer Severance Benefits and Change in Control Provisions
As of the date of this proxy statement, each of our executive officers is party to an employment agreement with us. The following is a summary of the severance and change in control provisions of these employment agreements as of the date of this proxy statement. The following also summarizes related benefits that our non-U.S. executive officers may be entitled to under local law. This is not a complete summary of the officer employment agreements.
Provisions of Executive Officer Agreements
Each of the employment agreements with our executive officers provides for an annual base salary and a performance-based bonus target.

Severance or Advance Notice Not in Connection with a Change in Control
In the event of an involuntary termination of employment (a termination without cause or a resignation for good reason) not in connection with a change in control, the executive officers are, subject to their execution of a release and continued compliance with the restrictive covenants described below, entitled to specified amounts of severance and/or minimum amounts of advance notice.
Our U.S. executive officers, other than Mr. Bodner, are entitled to 12 months of severance consisting of base salary and reimbursement of health insurance premiums.
Mr. Bodner is entitled to a 60 day advance notice period (during which all of his regular compensation and benefits would be payable) and 18 months of severance consisting of base salary, reimbursement of health insurance premiums, continuation of his professional advice allowance, and access to his company-leased vehicle.
Mr. Parcell is entitled to a 180 day advance notice period (during which all of his regular compensation and benefits would be payable) and 6 months of severance consisting of base salary.
Mr. Sperling is entitled to a 90 day advance notice period (during which all of his regular compensation and benefits would be payable), which subsumes the minimum notice period required under Israeli law for all Israeli employees, and 12 months of severance consisting of base salary and reimbursement of health insurance premiums.
As discussed under “—Narrative to ‘All Other Compensation’ Table” above, Mr. Sperling is also entitled to severance pay equal to one month’s salary for each year of employment upon termination without cause (as defined in the Israel Severance Pay Law) under Israeli law applicable to all Israeli employees. We make payments into a severance fund to secure this severance obligation during the course of Mr. Sperling’s employment and, unless there is a shortfall as described under “— Potential Payments Upon Termination or Change in Control (CIC)”, we are not responsible for any payments at the time of a qualifying termination. As a result, these amounts are included in the table entitled “Summary Compensation Table for the Year Ended January 31, 2013” above, but not in the table entitled “Potential Payments Upon Termination or Change in Control (CIC)” below. However, the table entitled “Potential Payments Upon Termination or Change in Control” does include any additional amount of severance we are responsible for in excess of the balance in the severance fund at the time of a qualifying termination (in the event there is a shortfall) based on the legally mandated formula described above.
Mr. Sperling is also entitled to a resettlement grant in an amount equal to his base salary plus regular benefits for 10 months, plus 1 month for each full year of service beginning after September 1, 2010 and a prorated month for the applicable portion of the final year of service. This resettlement grant as well as the release of Mr. Sperling’s severance fund discussed above (including any true-up required at the time of a qualifying termination) is also payable in the event of Mr. Sperling’s resignation, whether or not for good reason, but not in the event of a termination for cause.
In addition, in the event of an involuntary termination, each executive officer, other than Mr. Bodner, is entitled to a pro-rated portion of his annual bonus for such year (less any quarterly bonus payments already received, in the case of Mr. Parcell) plus an amount equal to 100% of his average annual bonus measured over the last three years. Mr. Bodner’s agreement provides for a pro-rated portion of his annual bonus for such year plus an amount equal to 150% of his target bonus.
Severance in Connection with a Change in Control
In the event of a termination of employment in connection with a change in control, in lieu of the salary severance and bonus severance described above, each of the officers is entitled to enhanced cash severance equal to the sum of 1.5 times base salary and target bonus (inclusive of the value of the advance notice period in the case of Mr. Parcell), plus a pro-rated target bonus for the year of termination, or in the case of Mr. Bodner, 2.5 times the sum of base salary and target bonus, plus a pro-rated target bonus for the year of termination. As noted above, Mr. Sperling is also entitled to the resettlement grant and release of his severance fund in the event of any termination or resignation other than a termination for cause. Other payments or benefits triggered by a termination event, such as advance notice or reimbursement of health insurance premiums, would continue to apply on the same basis as described in the preceding section.
Equity
Other than in the case of Mr. Bodner, no equity acceleration is provided in the case of an involuntary termination not in connection with a change in control. In the event of an involuntary termination of employment in connection with a change in control, each of the employment agreements provides for acceleration of all unvested equity awards. Each of the agreements also provides that all of the officer’s outstanding equity awards will become fully vested if not assumed in connection with a change in control.

Other Provisions
Each of the employment agreements provides for customary restrictive covenants, with a covenant period ranging from 12 to 24 months, including a non-compete, a non-solicitation of customers and employees, and an indefinite non-disclosure provision. Each agreement also contains a clawback provision which allows us to recoup from the officer, or cancel, a portion of the officer’s incentive compensation (including bonuses and equity awards) for a particular year if we are required to restate our financial statements for that year due to material noncompliance with any financial reporting requirement under the U.S. securities laws as a result of the officer’s misconduct. The clawback applies from and after the year in which the employment agreement was first signed to performance-based awards made during the term of the agreement which were paid based on the results required to be restated. The amount to be recovered or forfeited is the amount by which the incentive compensation in the year in question exceeded the amount that would have been awarded had the financial statements originally been filed as restated. Each of our U.S. executive officers is also entitled to a gross-up for any excise taxes he may become subject to in connection with a change in control. The terms “cause”, “good reason”, and “change in control” are defined in the forms of employment agreements.
Potential Payments Upon Termination or Change in Control (CIC)
The table below outlines the potential payments and benefits that would have become payable by us to our named executive officers in the event of certain triggering events, assuming that the relevant event occurred on January 31, 2013. In reviewing the table, please note the following:

•
The table does not include amounts that would be payable by third parties where we have no continuing liability at the time of the triggering event, such as amounts payable under private insurance policies, government insurance such as social security or national insurance, or 401(k) or similar defined contribution retirement plans. As a result, the table does not reflect amounts payable to Mr. Sperling or Mr. Parcell under the applicable local company retirement plan or retirement fund, for which we have no liability at the time of payment.

•
Except as noted in the following bullet, the table does not include payments or benefits that are available generally to all salaried employees in the country in which the executive officer is employed and do not discriminate in scope, terms, or operation in favor of our executive officers or directors, such as short-term disability payments or payment for accrued but unused vacation.

•
The table includes all severance or notice payments for which we are financially responsible at the time of the triggering event, even if such payments are available generally to all salaried employees in the country in which the executive officer is employed and do not discriminate in scope, terms, or operation in favor of our executive officers or directors.

•
With respect to Mr. Sperling’s severance fund, the table includes the difference between the amount that would have been owed to Mr. Sperling under applicable Israeli labor law in the event of an involuntary termination and the amount in his severance fund at January 31, 2013, since we would be responsible for such shortfall.

•	The value of equity awards in the table below is based on the closing price of our common stock on the last trading day in the year ended January 31, 2013 ($33.80 on January 31, 2013).

•
The table assumes that in connection with a change in control in which the executive officer is not terminated, all of such executive officer’s unvested equity is assumed (and is therefore not accelerated).

•
The table assumes that in the event an executive officer becomes disabled, he becomes eligible for benefits under our long-term disability insurance within six months of the occurrence of such disability.

•	Except with respect to tax gross-up amounts to which the executive officers may be entitled, all amounts are calculated on a pre-tax basis.

•
Messrs. Sperling and Parcell are compensated in their local currencies of Israeli shekels and British pounds sterling, respectively. For purposes of this table, all Israeli shekel amounts for Mr. Sperling and British pound sterling amounts for Mr. Parcell have been translated into U.S. dollars using January 31, 2013 exchange rates of NIS 1=$0.27 and £1=$1.5856, respectively.

	Salary Continuation Value ($)		Pro Rata Bonus ($) (4)	Additional Bonus ($) (5)	Accelerated Equity Awards ($) (6)	Health Benefits (present insurance coverage value) ($) (7)	Other Benefits ($) (8)	280G Tax Gross up ($) (9)	Total

Dan Bodner
Death	—		709,279	—	—	63,350	45,378	—	818,007
Disability	345,000		709,279	—	—	21,117	45,378	—	1,120,774
Resignation for Good Reason/Involuntary Termination without Cause	1,035,000		709,279	1,077,000	8,252,709	63,350	45,378	—	11,182,716
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	1,725,000		718,000	1,795,000	8,252,709	63,350	45,378	—	12,599,437
Douglas Robinson
Death	—		250,915	—	—	41,707	—	—	292,622
Disability	193,650		250,915	—	—	20,854	—	—	465,419
Resignation for Good Reason/Involuntary Termination without Cause	387,300		250,915	241,917	—	41,707	—	—	921,839
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	580,950		254,000	381,000	1,940,221	41,707	—	—	3,197,878
Elan Moriah
Death	—		245,835	—	—	42,233	—	—	288,068
Disability	193,650		245,835	—	—	21,117	—	—	460,602
Resignation for Good Reason/Involuntary Termination without Cause	387,300		245,835	241,597	—	42,233	—	—	916,965
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	580,950		254,000	381,000	1,956,378	42,233	—	—	3,214,561
Meir Sperling
Death	366,807	(1)	261,430	—	—	64	—	—	628,301
Disability	542,874	(1)	261,430	—	—	64	—	—	804,368
Resignation for Good Reason/Involuntary Termination without Cause	806,975	(2)	261,430	212,357	—	81	25,845	—	1,306,688
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	1,375,187	(2)	261,430	—	1,811,004	81	25,845	—	3,473,547
David Parcell
Death	—		135,643	—	—	—	—	—	135,643
Disability	—		135,643	—	—	—	—	—	135,643
Resignation for Good Reason/Involuntary Termination without Cause	336,464	(3)	135,643	144,125	—	2,967	26,707	—	645,906
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	504,696	(3)	151,583	227,375	1,314,617	2,967	26,707	—	2,227,945
Peter Fante
Death	—		233,160	—	—	42,233	—	—	275,393
Disability	177,675		233,160	—	—	21,117	—	—	431,952
Resignation for Good Reason/Involuntary Termination without Cause	355,350		233,160	200,389	—	42,233	—	—	831,132
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	533,025		194,300	291,450	1,592,149	42,233	—		2,653,157

(1) For Mr. Sperling, salary continuation for these events includes a resettlement grant of NIS 1,411,338 ($366,807), and in the case of disability, 6 months of base salary, or NIS 677,442 ($176,067).
(2) For Mr. Sperling, salary continuation for these events includes three months’ of base salary, or NIS 338,721 ($88,034), during his contractual notice period, a resettlement grant of NIS 1,411,338 ($366,807), and 12 months of base salary, or NIS 1,354,884 ($352,134), for a non-CIC termination, or 18 months of base salary, or NIS 2,032,326 ($528,201), for a CIC termination. The resettlement grant is also payable in the event of Mr. Sperling’s resignation without good reason, but not in the event of a termination for cause.
(3) For Mr. Parcell, salary continuation for these events includes six months’ of base salary, or £106,100 ($168,232), during his contractual notice period and 6 months of base salary, or £106,100 ($168,232), for a non-CIC termination, or 12 months of base salary, or £212,200 ($336,464), for a CIC termination.
(4) For each officer, in the case of death, disability or resignation for good cause/involuntary termination without cause, the pro-rata bonus reflects the actual bonus awarded for the year ended January 31, 2013 (notwithstanding that the formal determination of bonuses did not occur until after the end of the year). For Messrs. Sperling and Parcell, these amounts are NIS 962,062 ($261,430) and £85,547 ($135,643), respectively.
For each officer, for a CIC termination, the pro-rata bonus reflects the officer’s target bonus for the year ended January 31, 2013. For Messrs. Sperling and Parcell, these amounts are NIS 740,000 ($198,468) and £95,600 ($151,583), respectively.
(5) For each officer other than Mr. Bodner, in the case of a non-CIC termination, the additional bonus reflects 100% of the average annual bonus awarded for the three-year period ended January 31, 2013 (notwithstanding that the formal determination of bonuses for the year ended January 31, 2013 did not occur until after the end of the year). For Messrs. Sperling and Parcell, these amounts are NIS 791,787 ($212,357) and £90,896 ($144,125), respectively. For Mr. Bodner, in the case of a non-CIC termination, the additional bonus reflects 150% of his target bonus for the year ended January 31, 2013.
For each officer other than Mr. Bodner, for a CIC termination, the additional bonus reflects 150% of the officer’s target bonus for the year ended January 31, 2013. For Mr. Bodner, for a CIC termination, the additional bonus reflects 250% of the target bonus for the year ended January 31, 2013. For Messrs. Sperling and Parcell, these amounts are NIS 1,110,000 ($297,702) and £143,400 ($227,375), respectively.
(6) For equity awards other than stock options, value is calculated as the closing price of our common stock on the last trading day in the year ended January 31, 2013 ($33.80 on January 31, 2013) times the number of shares accelerating. Shares accelerating includes the actual number of performance shares ultimately earned for the January 31, 2013 performance period notwithstanding that the formal determination of the number of shares earned did not occur until after the end of the year. For performance periods that had not yet been completed as of January 31, 2013, shares accelerating includes the target number of performance shares. For stock options, value is calculated as the difference between the closing price of our common stock on the last trading day in the year ended January 31, 2013 ($33.80 on January 31, 2013) and the option exercise price per share times the number of stock options accelerating.
(7) For executive officers other than Messrs. Parcell and Sperling, amounts shown represent the actual cost of the contractually agreed number of months of COBRA payments, including applicable income taxes. Mr. Sperling was entitled to continued health benefits during his notice period, and for a period of 12 months following a termination event, the cost of which is considered nominal. As of January 31, 2013, Mr. Parcell was not entitled to company-paid or reimbursed health insurance following a termination event, although he was entitled to continued health benefits during his six-month notice period costing £1,871 ($2,967).
(8) For Mr. Sperling, other benefits include three months of continued contributions to his retirement fund of NIS 18,663 ($5,005), to his severance fund of NIS 28,476 ($7,638), to his study fund of NIS 25,220 ($6,764), disability insurance premiums of NIS 8,248 ($2,212), a statutory recreation payment of NIS 742 ($199), and use of a company car plus a fuel reimbursement allowance costing NIS 15,015 ($4,027) for the period, for a total of NIS 96,365 ($25,845). For Mr. Parcell, other benefits include six months of continued retirement plan contributions, car allowance/fuel reimbursement allowances, and insurance premiums during his contractual notice period costing £6,320 ($10,020), £9,117 ($14,456), and £1,871 ($2,968), respectively.
(9) The tax reimbursement amount (if any) represents a reasonable estimate of costs to cover the excise tax liability under Internal Revenue Code Section 4999 and the subsequent federal, state and FICA taxes on the reimbursement payment. With respect to tax gross-ups, the assumptions used to calculate this estimate are: an excise tax rate under 280G of the Internal Revenue Code of 20%, a federal, state (New York), and FICA tax blended rate of 42.28% (a 35% federal income tax rate, a 8.97% state income tax rate, and a 1.45% Medicare tax rate). These calculations do not take into account the value of any covenant not to compete that may affect the calculation of any “excess parachute payment.”

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No executive officer has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our board of directors or compensation committee. None of the members of the compensation committee is or has ever been a Verint officer or employee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and accompanying footnotes show information regarding the beneficial ownership of our common stock as of April 30, 2013 (the “Reference Date”) by:

•	each person (or group within the meaning of Section 13(d)(3) of the Exchange Act) who is known by us to beneficially own 5% or more of our common stock as of the Reference Date;

•	each member of our board of directors and each of our named executive officers; and

•	all members of our board of directors and our executive officers as a group.
As used in this table, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any equity security.

•	A person is deemed to be the beneficial owner of securities that he or she has the right to acquire within 60 days from the Reference Date through the exercise of any option, warrant, or right.

•
Shares of our common stock subject to options, warrants, or rights which are currently exercisable or exercisable within 60 days are deemed outstanding for computing the ownership percentage of the person holding such options, warrants, or rights, but are not deemed outstanding for computing the ownership percentage of any other person.

•	The amounts and percentages are based upon 52,687,543 shares of common stock outstanding as of the Reference Date.

•	The foregoing outstanding share number includes employee equity awards that have been settled but excludes awards that are vested but not yet delivered (if any).

•	The table below, however, includes awards that have vested or will vest within 60 days of the Reference Date even if the underlying shares have not yet been delivered.

Name of Beneficial Owner	Class	Number of Shares Beneficially Owned (1)		Percentage of Total Shares Outstanding

Principal Stockholders: (2)
Wellington Management Company, LLP	Common	5,582,126	(3)	10.6%
280 Congress Street
Boston, MA 02210

Cadian Capital Management, LLC	Common	4,839,142	(4)	9.2%
461 Fifth Avenue 24th Floor
New York, NY 10017

Directors and Executive Officers:
Dan Bodner	Common	560,961	(5)	1.1%
Douglas Robinson	Common	90,315	(6)	*
Peter Fante	Common	31,959	(7)	*
Elan Moriah	Common	69,504	(8)	*
David Parcell	Common	25,093	(9)	*
Meir Sperling	Common	84,108	(10)	*
Victor DeMarines	Common	22,132	(11)	*
John Egan	Common	2,233	(12)	*
Larry Myers	Common	11,029	(13)	*
Richard Nottenburg	Common	—		*
Howard Safir	Common	19,132	(14)	*
Earl Shanks	Common	6,225	(15)	*

All executive officers and directors as a group (twelve persons)		922,691		1.8%
* Less than 1%.

(1)
Unless otherwise indicated and except pursuant to applicable community property laws, to our knowledge, each person or entity listed in the table above has sole voting and investment power with respect to all shares listed as owned by such person or entity.

(2)
Based solely on information included in (i) the Schedule 13F filed with the SEC on February 14, 2013 by FMR LLC (the "FMR 13F") and (ii) the Schedule 13G/A with respect to CTI filed with the SEC on February 14, 2013 by FMR LLC (the "FMR CTI 13G"), FMR LLC, through its affiliates and funds, may beneficially own 4,553,186 shares (8.6% percentage ownership) of our common stock. The FMR 13F reported investment discretion, but not voting authority, by FMR LLC, Fidelity Management & Research Company and FMR Co., Inc. over 969,800 shares (1.8% percentage ownership) of our common stock at December 31, 2012. The FMR CTI 13G reported beneficial ownership of 27,602,914 shares of CTI common stock by FMR, LLC, Fidelity Management & Research Company, Fidelity Select Software and Computer Services, Edward C. Johnson 3d and Pyramis Global Advisors Trust Company, which shares of CTI common stock, assuming they were converted into the right to receive our common stock at an exchange ratio of 0.1298 shares of our common stock for each share of CTI common stock at the completion of the CTI Merger, would result in such persons holding an additional 3,583,386 shares (6.8% percentage ownership) of our common stock. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109. In addition, based solely on information included in the Schedule 13F filed with the SEC on April 15, 2013 by The Vanguard Group, Inc. (the "Vanguard 13F"), The Vanguard Group, Inc., through its affiliates and funds, may beneficially own 3,147,664 shares (6.0% percentage ownership) of our common stock. The Vanguard 13F reported (i) sole investment discretion, but no voting authority, by The Vanguard Group, Inc. over 3,073,351 shares, (ii) sole investment discretion and voting authority by The Vanguard Group, Inc. over 2,600 shares, and (iii) shared investment discretion and voting authority by The Vanguard Group, Inc. and Vanguard Fiduciary Trust Company over 71,713 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)
As reported in the Schedule 13G filed with the SEC on May 10, 2013 by Wellington Management Company, LLP ("Wellington"), Wellington has shared voting power over 4,858,521 shares of Verint common stock and shared dispositive power over 5,582,126 shares of Verint common stock.

(4)
As reported in the Schedule 13G filed with the SEC on February 8, 2013 by Cadian Capital Management, LLC ("CCM"), Cadian Fund LP ("CF"), Cadian Master Fund LP (“CMF”), Cadian GP, LLC ("CG") and Eric Bannasch ("Mr. Bannasch" and, together with CCM, CF, CMF and CG, collectively, the “Cadian Entities”), the Cadian Entities have shared voting and shared dispositive power over shares of Verint common stock as follows: CCM — 4,839,142 shares; CF — 2,177,615 shares; CMF — 2,661,527 shares; CG— 4,839,142 shares; and Mr. Bannasch — 4,839,142 shares.

(5)
Mr. Bodner beneficially owns options to purchase 205,200 shares of common stock which are currently exercisable, 322,927 fully vested shares of stock, and 32,834 restricted stock units which will vest within 60 days of the Reference Date.

(6)	Mr. Robinson beneficially owns 83,019 fully vested shares of stock and 7,296 restricted stock units which will vest within 60 days of the Reference Date.

(7)
Mr. Fante beneficially owns options to purchase 20,067 shares of common stock which are currently exercisable, 5,887 fully vested shares of stock, and 6,005 restricted stock units which will vest within 60 days of the Reference Date.

(8)
Mr. Moriah beneficially owns options to purchase 45,000 shares of common stock which are currently exercisable, 16,980 fully vested shares of stock, and 7,524 restricted stock units which will vest within 60 days of the Reference Date.

(9)	Mr. Parcell beneficially owns options to purchase 20,000 shares of common stock which are currently exercisable, and 5,093 restricted stock units which will vest within 60 days of the Reference Date.

(10)
Mr. Sperling beneficially owns options to purchase 45,000 shares of common stock which are currently exercisable, 32,191 fully vested shares of stock, and 6,917 restricted stock units which will vest within 60 days of the Reference Date.

(11)
Mr. DeMarines beneficially owns options to purchase 12,000 shares of common stock which are currently exercisable, 5,103 fully vested shares of stock, and 5,029 restricted stock units which will vest within 60 days of the Reference Date.

(12)	Mr. Egan beneficially owns 2,233 restricted stock units which will vest within 60 days of the Reference Date.

(13)	Mr. Myers beneficially owns options to purchase 6,000 shares of common stock which are currently exercisable and 5,029 restricted stock units which will vest within 60 days of the Reference Date.

(14)
Mr. Safir beneficially owns options to purchase 12,000 shares of common stock which are currently exercisable and 2,103 fully vested shares of stock, and 5,029 restricted stock units which will vest within 60 days of the Reference Date.

(15)	Mr. Shanks beneficially owns 3,500 shares of common stock and 2,725 restricted stock units which will vest within 60 days of the Reference Date.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act, requires our directors, executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file initial reports of ownership on Form 3 and reports of changes in ownership on Forms 4 or 5 with the SEC. Such officers, directors and 10% stockholders also are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.
Based solely on review of the copies of such reports furnished to us, or written representations that no reports were required, we believe that during the year ended January 31, 2013, our directors, executive officers, and 10% stockholders complied with all filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Under our audit committee charter, all related-party transactions (as described in Item 404 of Regulation S-K and relevant SEC and stock exchange rules) other than director and officer compensation arrangements approved by the full board of directors or the compensation committee must be approved in advance by our audit committee.0 In addition to the requirements of our audit committee charter, we have a written policy regarding the approval of related-party transactions. Such policy provides that any related-party transaction, which includes any financial transaction, arrangement, or relationship between us and a related party, or any series of similar transactions, arrangements, or relationships between us and a related party, where the aggregate amount involved will or is expected to exceed $120,000 in any fiscal year, must be described in writing and submitted to our Chief Compliance Officer prior to the transaction. Such proposed related-party transaction must be reviewed by our Chief Compliance Officer and/or Chief Financial Officer and must be submitted to our audit committee for its review and approval. Our Chief Compliance Officer, Chief Financial Officer, and audit committee will consider several factors in their review, including the fairness of the terms of the transaction, the role of the related party in the transaction, and whether the transaction could have an effect on the status of any director or director nominees as an independent director under applicable rules. The audit committee has reviewed and approved all of the agreements and transactions referred to in this section.
The following summarizes various agreements and arrangements that were in effect during the period beginning on February 1, 2012 (the first day of our most recently completed fiscal year) and ending on the date of this proxy statement between us and related parties, principally CTI, our former majority stockholder, and its affiliates.
Agreements Relating to the CTI Merger
On August 12, 2012, we entered into the CTI Merger Agreement providing for the CTI Merger, upon the terms and subject to the conditions set forth in the CTI Merger Agreement. The CTI Merger was completed on February 4, 2013.
CTI Merger Agreement

Pursuant to the terms of the CTI Merger Agreement, each share of CTI common stock outstanding immediately prior to the effective time of the CTI Merger was converted into the right to receive new shares of our common stock at an exchange ratio of 0.1298 shares of our common stock for each share of CTI common stock. In addition, each outstanding share of our Series A Convertible Perpetual Preferred Stock, par value $0.001 per share ("Preferred Stock") and each outstanding share of our common stock held by CTI immediately prior to the effective time of the CTI Merger was canceled. Immediately following the effective time of the CTI Merger, former CTI shareholders owned approximately 54.6% of our common stock outstanding after completion of the CTI Merger.
Pursuant to the terms of the CTI Merger Agreement, the completion of the CTI Merger was contingent upon, among other things, completion of a distribution to its shareholders of substantially all of its assets other than its interest in us (the "Comverse share distribution") or another sale or disposition by CTI of those assets (a "Comverse disposition").
The share exchange provision of the CTI Merger Agreement provided that each holder of shares of CTI common stock would receive new shares of our common stock representing such holder's pro rata portion of an aggregate number of shares of our common stock equal to the sum of (1) the shares of our common stock held by CTI immediately prior to the completion of the CTI Merger (including the shares of our common stock issuable upon conversion of the shares of our Preferred Stock held by CTI at a conversion price of $32.66), plus (2) additional shares of our common stock the number of which is equal to the $25 million Target Amount (described below) divided by the average of the daily volume weighted averages of the trading prices of our common stock on NASDAQ during the 20 consecutive trading days ending on the second trading day immediately prior to the closing date of the CTI Merger, plus (3) additional shares of our common stock based on the positive net worth of CTI (as determined in accordance with the CTI Merger Agreement) immediately prior to the completion of the CTI Merger, up to a maximum dollar value of $10 million.  Under the CTI Merger Agreement, the Target Amount was determined based on the timing of the Comverse share distribution or a Comverse disposition and the level of CTI's beneficial ownership of shares of our common stock following the date of the CTI Merger Agreement.
Under the terms of the CTI Merger Agreement, each outstanding share of our common stock and our Preferred Stock held by CTI at the effective time of the CTI Merger was canceled.  Holders of shares of our common stock immediately prior to the completion of the CTI Merger, other than CTI, continued to own their existing shares, which were not affected by the CTI Merger.
The CTI Merger Agreement restricted CTI from amending or modifying the terms of the agreements relating to the Comverse share distribution from the forms attached to the CTI Merger Agreement without our consent if those amendments or modifications would adversely affect our rights or the rights of CTI under those agreements in any material respect, including without limitation the right of CTI to be indemnified for specified losses related to its former subsidiary, Comverse, Inc. ("Comverse").
The CTI Merger Agreement provided certain termination rights to both us and CTI, including in the event that the Comverse share distribution or a Comverse disposition did not occur by April 30, 2013, and further provided that in connection with the termination of the CTI Merger Agreement under specified circumstances, we may have been required to pay CTI, or CTI may have been required to pay us, a fee of $10 million and/or such party's out-of-pocket expenses.  Furthermore, upon termination of the CTI Merger Agreement under certain circumstances, we and CTI would have been entitled to certain rights and subject to certain obligations set forth in the Governance and Repurchase Rights Agreement, as further described below.
Voting Agreement

In connection with entering into the CTI Merger Agreement, CTI entered into a Voting Agreement (the "Voting Agreement") with us pursuant to which CTI agreed, among other things, to vote the shares of our common stock and our Preferred Stock beneficially owned by CTI in favor of the adoption of the CTI Merger Agreement.  CTI also agreed to comply with certain restrictions on the disposition of such shares as set forth in the Voting Agreement, including requiring any transferee of CTI's voting securities to be bound by the terms of the Voting Agreement.  Pursuant to its terms, the Voting Agreement terminated upon the completion of the CTI Merger.
Governance and Repurchase Rights Agreement

Also in connection with entering into the CTI Merger Agreement, we and CTI entered into a Governance and Repurchase Rights Agreement (the "Governance and Repurchase Rights Agreement").
The Governance and Repurchase Rights Agreement set forth certain agreements between the parties regarding the size and composition of our board of directors in the event the CTI Merger Agreement was terminated either (i) because the Comverse share distribution or a Comverse disposition failed to occur by April 30, 2013 (but only if CTI shareholder approval for the Comverse share distribution or Comverse disposition was obtained) or (ii) as a result of a knowing or deliberate breach by CTI of its obligations under the CTI Merger Agreement that was not cured within 30 days of notice ("Trigger Events").
In addition, CTI agreed that following a Trigger Event and in the circumstances set forth in the Governance and Repurchase Rights Agreement, neither CTI nor its affiliates would, directly or indirectly, acquire or propose to acquire beneficial ownership of any of our outstanding voting securities other than shares of our common stock acquired pursuant to the conversion of our Preferred Stock beneficially owned by CTI (the "Standstill").
CTI also agreed that following a Trigger Event and in the circumstances set forth in the Governance and Repurchase Rights Agreement, it would vote its shares of our common stock and Preferred Stock in proportion to the votes cast with respect to our voting securities that were not beneficially owned by CTI, with specified exceptions.
In addition, CTI granted us the right following a Trigger Event and in the circumstances set forth in the Governance and Repurchase Rights Agreement to purchase such number of shares (the "Option Shares") of our Preferred Stock owned by CTI (or our common stock into which such Preferred Stock had been converted) that would result in CTI having beneficial ownership of our voting securities of less than 50% but not less than 49.5% (on an as-exercised and fully diluted basis).  The purchase price of such shares would have been equal to the sum of (1) the aggregate liquidation preference of the Preferred Stock to be purchased, plus (2) the aggregate market value (determined in accordance with the Governance and Repurchase Rights Agreement) of any of our common stock to be purchased, plus (3) a pro rata portion of $5 million based on the number of shares to be purchased (determined in accordance with the Governance and Repurchase Rights Agreement) relative to the total number of outstanding shares of our Preferred Stock.
We also granted CTI the right to cause us to purchase the Option Shares in the event the CTI Merger Agreement was terminated because the Comverse share distribution or a Comverse disposition failed to occur by April 30, 2013 (but only if CTI shareholder approval for the Comverse share distribution or a Comverse disposition was obtained).  The purchase price of such shares would have been equal to the lesser of (1) the sum of (a) the aggregate liquidation preference of the Preferred Stock to be purchased plus (b) the aggregate market value (determined in accordance with the Governance and Repurchase Rights Agreement) of any of our common stock to be purchased and (2) the sum of (a) the aggregate market value (determined in accordance with the Governance and Repurchase Rights Agreement) for the shares (on an as-converted basis) plus (b) $25 million.

Each option would automatically terminate in the event CTI beneficially owned less than 50% of our outstanding voting securities (on an as-exercised and fully diluted basis) unless an option had been exercised but not consummated in accordance with the terms of the Governance and Repurchase Rights Agreement, in which case the termination date would have been extended until the consummation of the option.  If CTI were to have properly exercised its put option but we failed to consummate that option, CTI's sole remedy would have been the forfeiture of our call option and the termination of the Standstill.
Pursuant to its terms, the Governance and Repurchase Rights Agreement terminated upon the completion of the CTI Merger.
Comverse Share Distribution

On October 31, 2012, CTI completed the Comverse share distribution in which it distributed all of the outstanding shares of common stock of Comverse to CTI's shareholders. As a result of the Comverse share distribution, Comverse became an independent publicly held company and ceased to be a wholly owned subsidiary of CTI.
Distribution Agreement

In connection with the Comverse share distribution, Comverse and CTI entered into a Distribution Agreement, dated as of October 31, 2012 (the "Distribution Agreement"). We were a third-party beneficiary of that agreement and assumed CTI's rights and obligations under that agreement in connection with the CTI Merger. The Distribution Agreement sets forth the agreement between CTI and Comverse regarding the principal transactions necessary to separate Comverse from CTI. It also sets forth other agreements that govern certain aspects of CTI's relationship with Comverse following the completion of the Comverse share distribution and provides certain indemnities to CTI and its affiliates (including us) related to the CTI Merger Agreement, the Comverse share distribution and the Comverse business.
Distribution. Under the terms of the Distribution Agreement, on October 31, 2012, CTI distributed to its shareholders one share of Comverse common stock for every ten shares of CTI common stock held by its shareholders. Fractional shares of Converse common stock to which holders of record of CTI common shares were otherwise entitled were aggregated and sold in the public market by the distribution agent at prevailing market prices, with the proceeds distributed to each such holder such holder's ratable share of the proceeds of such sale, net of brokerage fees incurred in such sale.
Transfer of Assets and Assumptions of Liabilities. The Distribution Agreement identified certain transfers of assets and assumptions of liabilities that were necessary in advance of the Comverse share distribution so that each of CTI and Comverse retained the assets of, and the liabilities associated with, their respective businesses. The Distribution Agreement also provided for the settlement or extinguishment of certain liabilities and other obligations between CTI and Comverse.
Misallocated Transfers. CTI and Comverse agreed that if at any time after the Comverse share distribution either party discovers that it or any of its affiliates is the owner of or receives any asset or is liable for any liability that is attributable to the other party or any person that is an affiliate of the other party, it will promptly convey, or cause to be conveyed, the applicable asset or liability to the proper party.
Release of Claims. Comverse agreed to broad releases pursuant to which it released CTI and its affiliates, successors and assigns from, and indemnified and held harmless all such persons against and from, any claims against any of them arising out of or relating to the management of Comverse's business, certain events that took place prior to the Comverse share distribution, the Comverse share distribution, the terms of the Distribution Agreement and the other agreements entered into in connection with the Comverse share distribution, Comverse's post-share distribution certificate of incorporation and bylaws, and any other decision made or action taken relating to Comverse. The releases did not extend to obligations or liabilities under any agreements between CTI and Comverse that remained in effect following the Comverse share distribution.
Exchange of Information. CTI and Comverse agreed to provide each other with information relating to the other party or the conduct of its business prior to the Comverse share distribution, and information reasonably necessary to prepare financial statements and any reports or filings to be made with any governmental authority. CTI and Comverse also agreed to retain such information in accordance with their respective record retention policies as in effect on the date of the Distribution Agreement or as otherwise required by law or agreement.
Access to Information; Witnesses; Confidentiality. CTI and Comverse each agreed to allow the other party and its representatives reasonable access to all records in its possession relating to the business and affairs of the other party, including for audit, accounting, litigation, income taxes, financial reporting and regulatory compliance purposes. CTI and Comverse also agreed to use reasonable efforts to make available to the other party and its accountants, counsel and other designated representatives, upon written request, its directors, officers, employees and representatives as witnesses and to otherwise cooperate with the other party in connection with any proceeding arising out of its or the other party's business and operation before the Comverse share distribution. Subject to limited exceptions, each party agreed to hold confidential all information in its or their possession concerning the other party.
Indemnification. CTI and Comverse agreed to indemnify each other and each of their respective affiliates and representatives, and each of the heirs, executors, successors and assigns of such representatives, against certain liabilities in connection with their respective businesses and any breach by such party of the Distribution Agreement.
In addition, under the Distribution Agreement, Comverse agreed to indemnify CTI and its affiliates (including us) against certain losses that may arise as a result of the CTI Merger and the Comverse share distribution. Certain of these indemnification obligations are capped at $25.0 million and certain are uncapped. Specifically, the capped indemnification obligations include indemnifying us against losses stemming from breaches by CTI of representations, warranties and covenants in the CTI Merger Agreement and for any liabilities of CTI that are known by CTI but not included on the net worth statement delivered at the closing of the CTI Merger. Comverse's uncapped indemnification obligations include indemnifying us against liabilities relating to Comverse's business; claims by any shareholder or creditor of CTI related to the Comverse share distribution, the CTI Merger or related transactions or disclosure documents; certain claims made by employees or former employees of CTI and any claims made by employees and former employees of Comverse (including but not limited to the Israeli optionholder suits discussed under "Legal Proceedings" under Item 3); any failure by Comverse to perform under any of the agreements entered into in connection with the Comverse share distribution; claims related to CTI's ownership or operation of Comverse; claims related to the disposition of CTI's ownership interest in Starhome B.V.; certain retained liabilities of CTI that were not reflected on or reserved against on the net worth statement delivered by CTI at the closing of the CTI Merger; and claims arising out of the exercise of appraisal rights by a CTI shareholder in connection with the Comverse share distribution. CTI agreed to place $25.0 million in cash in escrow at the completion of the CTI Merger to support indemnification claims to the extent made against Comverse by us. Any amounts remaining in the escrow account at the 18 month anniversary of the closing of the CTI Merger (excluding amounts set aside for existing liability claims) will be released to Comverse. The escrow funds cannot be used for claims related to the Israeli optionholder suits discussed under "Legal Proceedings" under Item 3. Comverse also assumed all pre-Comverse share distribution tax obligations of each of Comverse and CTI.
Additional Agreements

In order to govern certain ongoing relationships between CTI and Comverse after the Comverse share distribution and to provide mechanisms for an orderly transition, CTI and Comverse entered into agreements pursuant to which certain services and rights will be provided for following the Comverse share distribution, and CTI and Comverse will indemnify each other against certain liabilities arising from their respective businesses, the services that will be provided under such agreement and the Comverse share distribution. While management does not believe any of these agreements are of the type required to be described under Item 404 of Regulation S-K and relevant SEC and stock exchange rules, we assumed CTI's rights and obligations under these agreement following the CTI Merger. The following is a summary of the terms of these agreements.
Tax Disaffiliation Agreement. In connection with the Comverse share distribution, Comverse and CTI entered into a Tax Disaffiliation Agreement, dated as of October 31, 2012 (the "Tax Disaffiliation Agreement"). The Tax Disaffiliation Agreement governs CTI's and Comverse's respective rights, responsibilities and obligations with respect to both pre- and post-Comverse share distribution periods, including tax liabilities and benefits, the preparation and filing of tax returns, and the control of audits and other tax matters. CTI and Comverse entered into the Tax Disaffiliation Agreement effective as of the effective date of the Comverse share distribution. In general, Comverse is required under the Tax Disaffiliation Agreement to pay (a) all CTI pre-disposition group taxes attributable to periods ending on or before the date of the Comverse share distribution and the portion of any straddle period ending on the date of the Comverse share distribution, and (b) all Comverse group taxes attributable to periods beginning on the day after the date of the Comverse share distribution and the portion of any straddle period beginning on the day after the date of the Comverse share distribution. In general, CTI is required under the Tax Disaffiliation Agreement to pay all CTI group taxes attributable to periods beginning on the day after the date of the Comverse share distribution and the portion of any straddle period beginning on the day after the date of the Comverse share distribution. Comverse's obligations under the Tax Disaffiliation Agreement are not limited in amount or subject to any cap. The Tax Disaffiliation Agreement also contains obligations for each of CTI and Comverse to indemnify the other for breaches of its obligations under such agreement, including in respect of payment of taxes for which it is responsible.
Transition Services Agreement. In connection with the Comverse share distribution, Comverse and CTI entered into a Transition Services Agreement, dated as of October 31, 2012 (the "Transition Services Agreement"), pursuant to which each of CTI and Comverse agreed to provide the other with certain services to help ensure an orderly transition following the Comverse share distribution.

The services to be provided by Comverse to CTI under the Transition Services Agreement include: payroll services; health and welfare plan administration; finance, treasury, accounting and internal audit services; tax return preparation; financial reporting; insurance services; information technology services; and other operation support and services. In addition, CTI is permitted to request that Comverse provide it with certain services not contemplated by the Transition Services Agreement, to the extent the request is made in good faith and the terms and conditions of such additional services are agreed. Under the Transition Services Agreement, CTI agreed to provide Comverse with the type of general operational support historically provided to Comverse by CTI employees, in each case limited to providing executive oversight, granting approvals and performing other duties required for filings.
Amounts payable for services provided under the Transition Services Agreement will generally equal the costs and expenses incurred by the party providing the services, and a significant portion of the services that Comverse is to provide have fixed fees. The Transition Services Agreement requires that the services be provided in a manner to permit CTI to comply with its legal obligations and in a manner and at a level of service that is consistent with past practice for the parties and in any event with at least a reasonable degree of care.
Subject to limited exceptions, each of CTI and Comverse agreed to limit their liability to the other in respect of causes of action arising under the agreement. In addition, Comverse agreed to indemnify CTI against certain losses stemming from the provision of services and certain breaches of the agreement.
The Transition Services Agreement will continue in effect until terminated in accordance with its terms. Each party has the right to terminate the services provided to it under the Transition Services Agreement upon thirty days prior written notice. In addition, CTI can terminate the agreement upon five days prior written notice upon the occurrence of certain corporate events.
Employee Matters Agreement. Also in connection with the Comverse share distribution, Comverse and CTI entered into an Employee Matters Agreement, dated as of October 31, 2012 (the "Employee Matters Agreement"). The Employee Matters Agreement allocates liabilities and responsibilities between CTI and Comverse relating to employee compensation and benefit plans and programs, including the treatment of certain employment agreements, severance plans, outstanding annual and long-term incentive awards, and health and welfare benefit obligations.
In general, the Employee Matters Agreement provides that, following the Comverse share distribution, Comverse will be responsible for all employment and benefit-related obligations and liabilities related to those individuals employed by Comverse prior to the Comverse share distribution and those individuals whose employment were transferred to Comverse in connection with the Comverse share distribution. In general, CTI will be responsible for any employment and benefit-related obligations and liabilities of any employees who continued to be employees of CTI following the Comverse share distribution.
Historical CTI Agreements

The following summarizes various agreements between us and CTI, our former parent company, and its affiliates, that were in effect during the year ended January 31, 2013. Under the terms of the CTI Merger Agreement, on February 4, 2013, CTI merged with and into our new, wholly owned subsidiary, with our subsidiary continuing as the surviving entity, and all of the shares of our Preferred Stock outstanding at the effective time of the CTI Merger were canceled. As a result, each of the agreements described below, other than the Federal Income Tax Sharing Agreement, are no longer in effect as of the filing date of this report.
Federal Income Tax Sharing Agreement

We are party to a tax sharing agreement with CTI which applies to periods prior to our IPO in which we were included in CTI's consolidated federal tax return. Under this agreement, for periods during which we were included in CTI's consolidated tax return, we were required to pay CTI an amount equal to the tax liability we would have owed, if any, had we filed a federal tax return on our own, as computed by CTI in its reasonable discretion. Under this agreement, we were not entitled to receive any payments from CTI in respect of, or to otherwise take advantage of, any loss resulting from the calculation of our separate tax liability. The tax sharing agreement also provided for certain payments in the event of adjustments to the group's tax liability. The tax sharing agreement will continue in effect until 60 days after the expiration of the applicable statute of limitations for the final year in which we were part of the CTI consolidated group for tax purposes.

Preferred Stock Financing Agreements

On May 25, 2007, in connection with our acquisition of Witness, we entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with CTI pursuant to which CTI purchased, for cash, an aggregate of 293,000 shares of our

Preferred Stock at an aggregate purchase price of $293.0 million. Proceeds from the issuance of the Preferred Stock were used, together with $650.0 million of borrowings under a term loan and cash on hand, to finance the consideration for the acquisition of Witness.
The Preferred Stock was issued at a purchase price of $1,000 per share and ranked senior to our common stock. The Preferred Stock had an initial liquidation preference equal to the purchase price of the Preferred Stock, or $1,000 per share. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of us, the holders of the Preferred Stock would have been entitled to receive, out of the assets available for distribution to our stockholders and before any distribution of assets is made on holders of our common stock, an amount equal to the then-current liquidation preference plus accrued and unpaid dividends.
Cash dividends on the Preferred Stock were cumulative and accrued quarterly at a specified dividend rate on the liquidation preference in effect at such time. Initially, the specified dividend rate was 4.25% per annum per share; however, in accordance with the terms of the certificate of designation for the Preferred Stock, beginning with the quarter ended January 31, 2008, the dividend rate was reset to 3.875% per annum and was fixed at that level. If we were to have determined that we were prohibited from paying cash dividends on the Preferred Stock under the terms of our credit agreement or other debt instruments, we were permitted to elect to make such dividend payments in shares of our common stock, which common stock would have been valued at 95% of the volume weighted-average price of our common stock for each of the five consecutive trading days ending on the second trading day immediately prior to the record date for such dividend.
Each share of Preferred Stock was entitled to a number of votes equal to the number of shares of our common stock into which such share of Preferred Stock was convertible at the conversion rate in effect on the date the Preferred Stock was issued to CTI (the "Issue Date"), or 30.6185 shares of our common stock for each share of Preferred Stock. In addition, each share of Preferred Stock was convertible, at the option of the holder, into a number of shares of our common stock equal to the liquidation preference then in effect divided by the conversion price then in effect, which was initially set at $32.66 (as adjusted from time to time, the "Conversion Rate"). We also had the right in certain circumstances to cause the mandatory conversion of the Preferred Stock into shares of our common stock at the then-applicable Conversion Rate.
Beginning with the second anniversary of the Issue Date (May 25, 2009), we had the right to force the conversion of all, but not less than all, of the Preferred Stock into our common stock at our option, but only if the closing sale price of our common stock immediately prior to such conversion equaled or exceeded the conversion price then in effect by a specified percentage. From and after the fourth anniversary of the Issue Date (May 25, 2011), this percentage was fixed at 135%.
The terms of the Preferred Stock also provided that upon a fundamental change, as defined in the certificate of designation for the Preferred Stock, the holders of the Preferred Stock would have had the right to require us to repurchase the Preferred Stock for 100% of the liquidation preference then in effect. If we failed to repurchase the Preferred Stock as required upon a fundamental change, then the number of directors constituting our board of directors would have been increased by two, and the holders of the Preferred Stock would have had the right to elect two directors to fill such vacancies. Upon repurchase of the Preferred Stock subject to the fundamental change repurchase right, the holders of the Preferred Stock would no longer have the right to elect such additional directors, the term of office of each such additional director would terminate immediately upon such repurchase, and the number of directors would, without further action, be reduced by two. In addition, in the event of a fundamental change, the Conversion Rate would have been increased to provide for additional shares of our common stock issuable to the holders of the Preferred Stock upon conversion, based on a sliding scale depending on the acquisition price, as defined in the certificate of designation for the Preferred Stock, ranging from zero to 3.7 additional shares of our common stock for every share of Preferred Stock converted into our common stock following a fundamental change.
On August 30, 2012, the certificate of designation for the Preferred Stock was amended to provide that, at the effective time of the CTI Merger, each issued and outstanding share of Preferred Stock that was not held by CTI would be automatically converted into shares of our common stock pursuant to the terms of the amended certificate of designation and would cease to accrue any dividends or any other amounts, and such conversion would have been deemed to occur immediately prior to the effective time of the CTI Merger.
CTI had the right to sell the Preferred Stock since November 25, 2007 in either private or public transactions. Pursuant to a Registration Rights Agreement we entered into concurrently with the Securities Purchase Agreement (the "New Registration Rights Agreement"), commencing 180 days after we regained compliance with SEC reporting requirements, CTI was entitled to two demands to require us to register (which could have been underwritten registrations, upon CTI's request) the Preferred Stock and/or the shares of our common stock underlying the Preferred Stock for resale under the Securities Act. The New Registration Rights Agreement also gave CTI unlimited piggyback registration rights on certain Securities Act registrations filed by us on our own behalf or on behalf of other stockholders.

We agreed to pay all expenses resulting from a registration under the New Registration Rights Agreement, other than underwriting commissions and taxes. We also agreed to indemnify CTI, its directors, officers and employees against liabilities arising from sales of shares registered pursuant to the New Registration Rights Agreement, including Securities Act liabilities.
CTI was permitted to transfer its rights under the New Registration Rights Agreement to any transferee of the registrable securities that was an affiliate of CTI or any other subsequent transferee; provided that in each case such affiliate or transferee was required to become a party to the New Registration Rights Agreement by executing a joinder agreement agreeing to be bound by all of the terms and conditions of the New Registration Rights Agreement.
CTI Original Registration Rights Agreement

CTI's rights under the New Registration Rights Agreement were in addition to its rights under a previous Registration Rights Agreement we entered into with CTI shortly before our IPO in May 2002. This registration rights agreement (the "Original Registration Rights Agreement") covered all shares of our common stock then held by CTI and any additional shares of our common stock acquired by CTI at a later date. Under the Original Registration Rights Agreement, CTI was entitled to unlimited demand registrations of its shares on Form S-3. If we were not eligible to use Form S-3, CTI was also entitled to one demand registration on Form S-1.
CTI exercised its one Form S-1 demand registration right under the Original Registration Rights Agreement in July 2010, demanding that we prepare and file with the SEC a registration statement on Form S-1 to permit the public offering and sale of up to 2.8 million shares of our common stock owned by CTI. In connection with the exercise of this demand, we entered into a letter agreement with CTI pursuant to which we agreed not to exercise our rights under the Original Registration Rights Agreement to delay the filing of, or offer shares pursuant to, the prospectus, subject to certain limitations. CTI subsequently reduced the size of the offering to 2.3 million shares. A registration statement relating to these securities was declared effective by the SEC in January 2011.
Like the New Registration Rights Agreement, the Original Registration Rights Agreement also provided CTI with unlimited piggyback registration rights, required us to pay all expenses of a registration under the agreement (other than underwriting commissions and taxes), required us to indemnify CTI and its affiliates from liabilities resulting from the sale of our common stock under the agreement, and permitted CTI to transfer its rights under the agreement to an affiliate or other subsequent transferee, subject to the transferee signing a joinder to the agreement.

AUDIT MATTERS
Audit Committee Pre-Approval Procedures
The audit committee of our board of directors is directly responsible for the appointment, oversight, and evaluation of our independent registered public accounting firm. In accordance with the audit committee’s charter, it must approve, in advance of the service, all audit and permissible non-audit services to be provided by our independent registered public accounting firm and establish policies and procedures for the engagement of the outside auditor to provide audit and permissible non-audit services. Our independent registered public accounting firm may not be retained to perform non-audit services specified in Section 10A(g) of the Exchange Act.
The committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.
The audit committee appointed Deloitte & Touche LLP as our auditors for the years ended January 31, 2013 and 2012. Deloitte & Touche LLP has advised the audit committee that they are independent accountants with respect to Verint, within the meaning of standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the Independence Standards Board and federal securities laws administered by the SEC.
In conjunction with our management, the audit committee regularly reviews the services and fees from our independent registered public accounting firm. Our audit committee has determined that the providing of certain non-audit services, as described below, is compatible with maintaining the independence of Deloitte & Touche LLP.
In addition to performing the audit of our consolidated financial statements, Deloitte & Touche LLP provided various other services during the years ended January 31, 2013 and 2012. Our audit committee has determined that these services did not impair Deloitte & Touche LLP’s independence from Verint.
Fees of Independent Registered Public Accountants
During the years ended January 31, 2013 and 2012, we retained Deloitte & Touche LLP to provide professional services in the following categories and amounts:

	Year Ended January 31,
(in thousands)	2013	2012
Audit fees (1)	$5,924	$6,854
Audit-related fees (2)	—	—
Tax fees (3)	—	580
All other fees (4)	—	54
Total fees	$5,924	$7,488
(1) “Audit fees” include fees for audit services principally related to the year-end examination and the quarterly reviews of our consolidated financial statements, consultation on matters that arise during a review or audit, review of SEC filings, audit services performed in connection with our acquisitions, and statutory audit fees.
Audit fees presented for the year ended January 31, 2013 include fees for D&T’s audit services performed in connection with the preparation and filing of our Annual Report on Form 10-K for the year ended January 31, 2013, and our Quarterly Reports on Form 10-Q for the periods ended April 30, 2012, July 31, 2012 and October 31, 2012.
(2) “Audit-related fees” include fees which are for assurance and related services other than those included in Audit fees.
(3) “Tax fees” include fees for tax compliance and advice.
(4) “All other fees” include fees for all other non-audit services. For the years ended January 31, 2012, these fees were incurred for consulting services on new accounting pronouncements.

REPORT OF THE AUDIT COMMITTEE
Role of the Audit Committee
The primary purpose of the audit committee is to assist the board of directors in its general oversight of Verint’s financial reporting process, including its internal controls and audit functions, as well as oversight of the Code of Business Conduct and Ethics for Senior Officers and the Code of Conduct for all employees. The responsibilities of the audit committee are more fully described in its charter, which can be found on our website at http://www.verint.com/About/investor-relations/corporate-governance/corporate-governance-policies. One of the audit committee’s key responsibilities, as reflected in its charter, is to select, compensate, evaluate, and, when appropriate, replace Verint’s independent registered public accounting firm. The audit committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.
Review of Verint’s Audited Financial Statements for the Year Ended January 31, 2013
Management is primarily responsible for the preparation, presentation, and integrity of Verint’s financial statements. The audit committee reviews Verint’s financial statements on a quarterly and annual basis, and in connection with these reviews, it discusses Verint’s financial statements with management and the independent registered public accounting firm. The audit committee has reviewed Verint’s audited financial statements for the year ended January 31, 2013 and discussed them with management. In March 2013, the audit committee reviewed Verint’s audited financial statements and footnotes for inclusion in Verint’s Annual Report on Form 10-K for the year ended January 31, 2013. Based on this review and prior discussions with management and the independent registered public accountants as described below, the audit committee recommended to the board of directors that Verint’s audited financial statements be included in its Annual Report on Form 10-K for the year ended January 31, 2013 for filing with the SEC.
Review and Discussions with the Independent Registered Public Accounting Firm
Verint’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of the consolidated financial statements of Verint, and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. Deloitte & Touche LLP is also responsible for performing a review of Verint’s quarterly financial results, which are published in our earnings releases and Forms 10-Q.
The audit committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS No. 89, SAS No. 90 and Rule 2-07 of Regulation S-X regarding the independent registered public accounting firm’s judgments about the quality of Verint’s accounting principles as applied in its financial reporting. The audit committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Public Company Accounting Oversight Board Rule 3526 and has discussed with Deloitte & Touche LLP its independence, including considering whether the independent registered public accounting firm’s provision of non-audit services to Verint is compatible with the independent registered public accounting firm’s independence.
The audit committee discussed with Verint’s independent registered public accounting firm the overall scope and plans for its audit. The audit committee met with the independent registered public accounting firm to discuss the results of its examinations, the evaluations of Verint’s internal controls, and the overall quality of Verint’s financial reporting. The audit committee also met in private sessions with the independent registered public accounting firm at certain of its meetings, without management present, to discuss financial management, accounting, and internal control issues.

Audit Committee:

Larry Myers, Chair
Victor DeMarines
Howard Safir
Earl Shanks

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING
Proposals which stockholders desire to have included in our proxy statement for the 2014 Annual Meeting, pursuant to Exchange Act Regulation 14a-8, must be addressed to our Corporate Secretary and received by us not later than the close of business on January 14, 2014. Such proposals must be addressed to Verint Systems Inc., at 330 South Service Road, Melville, New York 11747, and should be submitted to the attention of our Corporate Secretary by certified mail, return receipt requested. SEC rules establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting. The deadline for these proposals for the 2014 Annual Meeting of Stockholders is March 30, 2014. Our proxy related to the 2014 Annual Meeting may give discretionary authority to the proxy holders to vote with respect to all such proposals received by us. The requirements found in our Amended and Restated By-laws are separate from and in addition to the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.
In accordance with our Amended and Restated By-laws, any stockholder entitled to vote for the election of directors at the Annual Meeting may nominate persons for election as directors at the 2014 Annual Meeting of Stockholders only if our Corporate Secretary receives written notice of any such nominations no earlier than February 25, 2014 and no later than March 27, 2014. Any stockholder notice of intention to nominate a director shall include:

•	as to the nominee:

•	the name, age, business address and residential address of such person;

•	the principal occupation or employment of such person;

•	the class, series and number of our securities that are owned of record or beneficially by such person;

•	the date or dates the securities were acquired and the investment intent of each acquisition;

•
any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act (or any comparable successor rule or regulation);

•
any other information relating to such person that the board of directors or any nominating committee of the board of directors reviews in considering any person for nomination as a director, as will be provided by our Corporate Secretary upon request; and

•	as to the stockholder giving the notice and any Stockholder Associate (as such term is defined below):

•	the name and address of the stockholder, as they appear on our stock ledger, and, if different, the current name and address of the stockholder, and the name and address of any Stockholder Associate;

•
a representation that at least one of these persons is a holder of record or beneficially of our securities entitled to vote at the meeting and intends to remain so through the date of the meeting and to appear in person or by proxy at the meeting to nominate the person or persons specified in the stockholder’s notice;

•	the class, series and number of our securities that are owned of record or beneficially by each of these persons as of the date of the stockholder’s notice;

•	a description of any material relationships, including legal, financial and/or compensatory, among the stockholder giving the notice, any Stockholder Associate and the proposed nominee(s);

•	a description of any derivative positions related to any class or series of our securities owned of record or beneficially by the stockholder or any Stockholder Associate;

•
a description of whether and the extent to which any hedging, swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of securities) has been made, the effect or intent of which is to mitigate loss to, or manage risk of stock price changes for, or to increase the voting power of, the stockholder or any Stockholder Associate with respect to any of our securities; and

•
a representation that after the date of the stockholder’s notice and until the date of the annual meeting each of these persons will provide written notice to our Corporate Secretary as soon as practicable following a change in the number of our securities held as described immediately above that equals 1% or more of our then-outstanding shares, and/or entry, termination, amendment or modification of the agreements, arrangements or understanding described immediately above that results in a change that equals 1% or more of our then-outstanding shares or in the economic interests underlying these agreements, arrangements or understanding;

•
a representation as to whether the stockholder giving notice and any Stockholder Associate intends, or intends to be part of a group that intends: (A) to deliver a proxy statement and/or form of proxy to stockholders; and/or (B) otherwise to solicit proxies from stockholders in support of the proposed nominee; and

•
a written consent of each proposed nominee to serve as a director of Verint, if elected, and a representation that the proposed nominee (A) does not or will not have any undisclosed voting commitments or other arrangements with respect to his or her actions as a director; and (B) will comply with our By-laws and all of our applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

For purposes of the notice, a “Stockholder Associate” of any stockholder means (1) any person controlling, directly or indirectly, or acting in concert with, the stockholder; (2) any beneficial owner of securities of Verint owned of record or beneficially by the stockholder; and (3) any person controlling, controlled by or under common control with the Stockholder Associate.
At the request of the board of directors, any person nominated by the board of directors for election as a director must furnish to our Corporate Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee or such other information as it may reasonably require to determine the eligibility of such nominee to serve as a director.
However, if the number of directors to be elected at the Annual Meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the board of directors by at least February 4, 2014, then a stockholder’s notice will be considered timely with respect to nominees for the new positions created by the increase if it is received by our Corporate Secretary no later than the close of business on the tenth calendar day after we make such public announcement.

SOLICITATION OF PROXIES
We will bear the costs of soliciting proxies from our stockholders. In addition to the use of the mails, proxies may be solicited by our directors, officers, and employees by personal interview or telephone. Such directors, officers, and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of common stock held of record by such persons, and we may reimburse such brokerage houses, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection with such solicitation.

ANNUAL REPORT
Our Annual Report on Form 10-K for the year ended January 31, 2013, was filed with the SEC on March 28, 2013, and such Form 10-K is being sent to stockholders or made available via the Internet on or about May 14, 2013. Stockholders are referred to that report for financial and other information about us. A copy of that report can be obtained, free of charge, by submitting a written request to Verint Systems Inc., Attn: Corporate Secretary, 330 South Service Road, Melville, New York 11747. That report is not incorporated by reference into this proxy statement and is not to be deemed a part of the proxy soliciting material.

By Order of the Board of Directors,

Jonathan Kohl
Corporate Secretary
Melville, New York
May 14, 2013

DIRECTIONS TO 2013 ANNUAL MEETING LOCATION
Hilton Garden Inn
1575 Round Swamp Road, Plainview, New York, USA 11803
Tel: 1-516-755-5552 Fax: 1-516-755-5592

Traveling from the East:
Take the Long Island Expressway (I-495) to Round Swamp Road (Exit 48). Proceed down the exit ramp to traffic light. Turn left onto Round Swamp Road and continue under the expressway to the traffic light. Continue straight after light. The hotel entrance is the second left.
Traveling from the West:
Take the Long Island Expressway (I-495) to Round Swamp Road (Exit 48). Proceed down the exit ramp to traffic light. Turn right onto Round Swamp Road. The hotel entrance is the second left.

FORM OF PROXY CARD

VERINT

POWERING ACTIONABLE INTELLIGENCE®

330 SOUTH SERVICE RD.
MELVILLE, NY 11747
ATTN: CORPORATE SECRETARY

YOU CAN VOTE OVER THE INTERNET OR BY TELEPHONE
QUICK * EASY * IMMEDIATE * AVAILABLE
24 HOURS A DAY * 7 DAYS A WEEK

Verint Systems Inc. encourages you to take advantage of convenient ways to vote. If voting by proxy, you may vote over the Internet, by telephone or by mail. Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned your proxy card. To vote over the Internet, by telephone, or by mail, please read the accompanying proxy statement and then follow these easy steps:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 24, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 24, 2013. Have your proxy card in hand when you call and then follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Verint Systems Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Verint Systems Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M60707-P39763 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

VERINT SYSTEMS INC.

Vote on Directors

The Board of Directors recommends that you vote "FOR" all nominees.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of the seven (7) Directors proposed in the accompanying Proxy Statement to serve for a one-year term.

   01) Dan Bodner
   02) Victor DeMarines
   03) John Egan
   04) Larry Myers
   05) Richard Nottenburg
   06) Howard Safir
   07) Earl Shanks

Vote on Proposal

The Board of Directors recommends that you vote "FOR" proposal 2.

	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accountants for the year ending January 31, 2014.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Sign exactly as your name(s) appear(s) hereon. If shares of stock stand in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. When signing as an attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title as such. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Verint Systems Inc. Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K for the year ended January 31, 2013 are available at www.proxyvote.com.

M60708-P39763

VERINT SYSTEMS INC.

The undersigned hereby appoints Dan Bodner, our Chief Executive Officer, Douglas Robinson, our Chief Financial Officer, and Peter Fante, our Chief Legal Officer and Chief Compliance Officer, and each or any one of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned and to vote all of the shares of stock in Verint Systems Inc. (the "Company") which the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders of the Company to be held on June 25, 2013 at 11:00 A.M. Eastern Time at the Hilton Garden Inn, 1575 Round Swamp Road, Plainview, New York, 11803, and any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

Please specify your choices by marking the boxes. It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. Therefore, please complete this proxy card and mail it in the enclosed return envelope. If you are a stockholder of record and you sign, date, and return your proxy card without making specific choices, the persons named as proxies above will vote your shares in accordance with the recommendations of the board of directors.

The shares represented hereby shall be voted as specified. **IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2.** Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)